UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2594

MFS SERIES TRUST IV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

August 31, 2017

MFS® BLENDED RESEARCH® EMERGING MARKETS EQUITY FUND

BRK-ANN

MFS® BLENDED RESEARCH® EMERGING MARKETS EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates. However, rates in most developed markets remain very low, with major non-U.S. central banks just beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers fell short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies that could hamper global trade growth. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alibaba Group Holding Ltd., ADR	5.2%
Samsung Electronics Co. Ltd.	5.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.7%
Tencent Holdings Ltd.	3.8%
China Construction Bank	2.7%
Industrial & Commercial Bank of China, “H”	2.3%
Hon Hai Precision Industry Co. Ltd.	2.2%
China Petroleum & Chemical Corp.	1.7%
Shinhan Financial Group Co. Ltd.	1.6%
LUKOIL PJSC, ADR	1.6%

Equity sectors
Financial Services	26.1%
Technology	24.9%
Utilities & Communications	8.1%
Basic Materials	6.2%
Energy	5.6%
Special Products & Services	4.7%
Consumer Staples	4.7%
Retailing	4.4%
Autos & Housing	4.4%
Industrial Goods & Services	3.1%
Health Care	2.4%
Leisure	2.3%
Transportation	1.9%

Issuer country weightings (x)
China	30.1%
South Korea	16.7%
Taiwan	10.1%
Brazil	8.2%
India	5.9%
South Africa	5.3%
Russia	4.4%
Thailand	4.3%
Mexico	3.0%
Other Countries	12.0%

Currency exposure weightings (y)
Hong Kong Dollar	24.2%
South Korean Won	16.7%
Taiwan Dollar	10.1%
Brazilian Real	8.2%
Chinese Renminbi	6.9%
Indian Rupee	5.9%
South African Rand	5.3%
Russian Ruble	4.4%
Thailand Baht	3.9%
Other Currencies	14.4%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2017.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2017, Class A shares of the MFS Blended Research Emerging Markets Equity Fund (“fund”) provided a total return of 28.01%, at net asset value. This compares with a return of 24.53% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by larger economies such as Brazil and Russia emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Though hopes have largely faded for pro-growth US policies, market confidence persists. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set to announce tapering of quantitative easing in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory in the first half of the period before tapering off at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional

4

Management Review – continued

policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

Contributors to Performance

Strong security selection in the health care, special products & services and basic materials sectors was a primary contributor to performance relative to the MSCI Emerging Markets Index. Within the health care sector, the fund’s overweight position in insurance and healthcare services provider Qualicorp (Brazil) lifted relative returns. Shares of Qualicorp rose as the company was able to deliver better-than-expected results in the face of difficult business conditions in Brazil. Within the special products & services sector, holding shares of human resources solutions provider 51Job (b) (China) benefited relative performance as shares advanced on the back of strong business growth. Within the basic materials sector, the fund’s overweight position in Brazilian pulp and paper producer Fibria Celulose, and holding shares of steel products manufacturer Ternium (b) (Luxembourg), further supported relative results.

Stocks in other sectors that also added to relative returns included the fund’s overweight positions in online and mobile commerce company Alibaba Group (China), automobile and auto parts retailer Geely Automobile Holdings (China), electronic equipment and products company Hon Hai Precision (Taiwan) and commercial banking firm Sberbank (Russia). Shares of Alibaba outpaced the benchmark as strong e-commerce trends in China led to solid user growth and healthy monetization rates. Lastly, holding shares of infrastructure machinery manufacturer Lonking Holdings (b) (China), and an underweight position in mobile telecommunications provider China Mobile HK (China), were additional relative contributors.

Detractors from Performance

Weak stock selection in the utilities sector held back relative performance during the reporting period. Within this sector, the fund’s overweight position in poor-performing electricity firm Korea Electric Power (h) (South Korea) hurt relative results. Shares of Korea Electric Power underperformed the benchmark as macro variables and uncertainty surrounding government policy weakened earnings results.

Elsewhere, overweight positions in automobile manufacturer Kia Motors (South Korea), Mexican infrastructure development company Promotora Y Operadora de Infrastructura (h), real estate development company Aldar Properties (United Arab Emirates) and internet search engine and online computer games provider NAVER (South Korea) hindered relative performance. Shares of Kia Motors lagged the benchmark during the period as weak sales and geopolitical concerns appeared to have weighed on investor sentiment. Not holding shares of strong-performing iron ore and pellets producer Vale (Brazil) and personal financial services provider Ping An Insurance (China), along with underweight positions in internet gaming company Tencent Holdings Ltd and consumer goods retailer JD.com (China), further dampened relative results.

5

Management Review – continued

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Portfolio Managers(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 8/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	28.01%	21.39%
B	9/15/15	27.18%	20.52%
C	9/15/15	27.06%	20.48%
I	9/15/15	28.44%	21.70%
R1	9/15/15	27.08%	20.47%
R2	9/15/15	27.71%	21.09%
R3	9/15/15	28.16%	21.41%
R4	9/15/15	28.42%	21.69%
R6	9/15/15	28.45%	21.76%
Comparative benchmark(s)
MSCI Emerging Markets Index (net div) (f)		24.53%	19.08%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		20.65%	17.79%
B With CDSC (Declining over six years from 4% to 0%) (v)		23.18%	18.81%
C With CDSC (1% for 12 months) (v)		26.06%	20.48%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI Emerging Markets Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

8

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2017 through August 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/17	Ending Account Value 8/31/17	Expenses Paid During Period (p) 3/01/17-8/31/17
A	Actual	1.23%	$1,000.00	$1,186.62	$6.78
	Hypothetical (h)	1.23%	$1,000.00	$1,019.00	$6.26
B	Actual	1.99%	$1,000.00	$1,183.10	$10.95
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
C	Actual	1.99%	$1,000.00	$1,181.89	$10.94
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
I	Actual	0.99%	$1,000.00	$1,187.96	$5.46
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R1	Actual	1.99%	$1,000.00	$1,182.27	$10.95
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
R2	Actual	1.49%	$1,000.00	$1,184.82	$8.21
	Hypothetical (h)	1.49%	$1,000.00	$1,017.69	$7.58
R3	Actual	1.24%	$1,000.00	$1,187.29	$6.84
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
R4	Actual	0.99%	$1,000.00	$1,187.96	$5.46
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R6	Actual	0.90%	$1,000.00	$1,188.79	$4.97
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

8/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 95.4%
Issuer	Shares/Par	Value ($)
Airlines - 1.7%
Copa Holdings S.A., “A”	478	$59,305
Grupo Aeroportuario del Sureste S.A. de C.V., ADR	686	139,711
Malaysia Airports Holdings Berhad	53,200	112,118

		$311,134
Alcoholic Beverages - 1.7%
China Resources Enterprise Ltd.	98,000	$245,947
Thai Beverage PLC	109,700	75,240

		$321,187
Apparel Manufacturers - 0.8%
Global Brands Group Holding Ltd. (a)	864,000	$77,283
Pou Chen Corp.	62,000	80,430

		$157,713
Automotive - 3.6%
Geely Automobile Holdings Ltd.	66,000	$162,264
Great Wall Motor Co. Ltd.	83,000	104,151
Hyundai Motor Co. Ltd.	1,894	235,994
Kia Motors Corp.	5,664	178,068

		$680,477
Broadcasting - 0.3%
Sun TV Network Ltd.	4,365	$47,555

Business Services - 1.7%
Cognizant Technology Solutions Corp., “A”	1,776	$125,687
Hanwha Corp.	1,673	72,923
HCL Technologies Ltd.	8,794	119,035

		$317,645
Cable TV - 1.4%
Naspers Ltd.	1,190	$269,031

Computer Software - Systems - 2.2%
Hon Hai Precision Industry Co. Ltd.	106,300	$413,872

Conglomerates - 0.5%
CITIC Pacific Ltd.	58,000	$89,085

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 0.6%
China National Building Material Co. Ltd., “H”	100,000	$62,869
China Resources Cement Holdings Ltd.	90,000	49,452

		$112,321
Consumer Products - 0.5%
Hindustan Unilever Ltd.	4,584	$87,465

Consumer Services - 2.6%
51job, Inc., ADR (a)	1,905	$113,157
China Maple Leaf Educational Systems	42,000	35,636
Kroton Educacional S.A.	39,900	227,775
Localiza Rent a Car S.A.	5,435	102,818

		$479,386
Electronics - 11.8%
AU Optronics Corp.	105,000	$43,143
Innolux Display Corp.	202,000	98,393
LG Electronics, Inc.	1,600	115,644
Nanya Techonology Corp.	47,000	100,762
Samsung Electronics Co. Ltd.	468	961,234
Taiwan Semiconductor Manufacturing Co. Ltd.	123,000	882,385

		$2,201,561
Energy - Independent - 1.7%
China Shenhua Energy Co. Ltd.	68,500	$176,376
Oil & Natural Gas Corp. Ltd.	21,893	53,751
PTT Exploration & Production Ltd.	33,600	88,541

		$318,668
Energy - Integrated - 3.8%
China Petroleum & Chemical Corp.	410,000	$313,823
LUKOIL PJSC, ADR	94	4,725
LUKOIL PJSC, ADR	5,682	285,521
OAO Gazprom, ADR	21,095	84,170
PetroChina Co. Ltd.	50,000	31,946

		$720,185
Engineering - Construction - 0.7%
China Communications Construction Co. Ltd.	66,000	$87,879
China Railway Group Ltd., “H”	42,000	33,597

		$121,476
Food & Beverages - 0.9%
AVI Ltd.	23,067	$175,174

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Drug Stores - 0.4%
E-Mart Co. Ltd.	400	$79,461

Forest & Paper Products - 0.9%
Fibria Celulose S.A.	12,200	$161,964

Furniture & Appliances - 0.2%
Coway Co. Ltd.	432	$37,852

Gaming & Lodging - 0.6%
Genting Berhad	46,200	$105,047

General Merchandise - 0.3%
S.A.C.I. Falabella	5,641	$57,006

Health Maintenance Organizations - 0.6%
Qualicorp S.A.	10,800	$119,567

Insurance - 3.2%
AIA Group Ltd.	7,000	$53,714
Cathay Financial Holding Co. Ltd.	80,000	130,554
Fubon Financial Holding Co. Ltd.	43,000	69,104
Liberty Holdings Ltd.	8,166	65,033
PICC Property & Casualty Co. Ltd.	50,000	93,921
Samsung Fire & Marine Insurance Co. Ltd.	724	177,533

		$589,859
Internet - 10.3%
Alibaba Group Holding Ltd., ADR (a)	5,644	$969,300
Baidu, Inc., ADR (a)	175	39,909
NAVER Corp.	244	163,373
Tencent Holdings Ltd.	16,900	710,488
YY, Inc., ADR (a)	726	54,247

		$1,937,317
Machinery & Tools - 2.4%
Far Eastern New Century Corp.	96,000	$76,821
Grupo Simec S.A., “B” (a)	10,400	37,489
Lonking Holdings Ltd.	179,000	71,136
PT United Tractors Tbk	52,500	119,229
Sinotruk Hong Kong Ltd.	57,500	63,630
Weichai Power Co. Ltd., “H”	86,000	88,574

		$456,879
Major Banks - 6.7%
Banco do Brasil S.A.	9,800	$95,576
Bank of China Ltd.	352,000	185,317

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - continued
Bank of Communications Co. Ltd.	53,000	$40,500
China Construction Bank	567,000	497,028
Industrial & Commercial Bank of China, “H”	574,000	429,817

		$1,248,238
Medical Equipment - 0.6%
Shandong Weigao Group Medical Polymer Co. Ltd., “H”	148,000	$118,200

Metals & Mining - 1.7%
POSCO	474	$144,394
Ternium S.A., ADR	3,203	97,467
Vedanta Ltd.	17,139	82,818

		$324,679
Network & Telecom - 0.3%
VTech Holdings Ltd.	3,800	$53,413

Other Banks & Diversified Financials - 11.5%
Agricultural Bank of China Ltd., “H”	152,000	$71,477
Bangkok Bank Public Co. Ltd.	34,000	191,989
Barclays Africa Group Ltd.	8,986	102,496
Chongqing Rural Commercial Bank Co. Ltd., “H”	46,000	32,035
Credicorp Ltd.	983	199,392
FirstRand Ltd.	53,013	226,295
Hana Financial Group, Inc.	3,233	140,490
HDFC Bank Ltd., ADR	1,355	132,018
Rural Electrification Corp. Ltd.	35,770	94,312
Sberbank of Russia, ADR	19,387	264,633
Sberbank of Russia, ADR	369	5,007
Shinhan Financial Group Co. Ltd.	6,463	298,045
Turkiye Garanti Bankasi A.S.	36,742	114,260
Turkiye Is Bankasi A.S., “C”	73,620	159,664
Turkiye Sinai Kalkinma Bankasi A.S.	94,404	41,549
Union National Bank	69,020	79,489

		$2,153,151
Pharmaceuticals - 1.1%
Gedeon Richter PLC	2,089	$54,361
Genomma Lab Internacional S.A., “B” (a)	59,973	76,848
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.	11,500	43,204
Sihuan Pharmaceutical Holdings Group Ltd.	96,000	36,924

		$211,337
Precious Metals & Minerals - 0.6%
Gold Fields Ltd., ADR	23,112	$103,080

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 3.0%
Aldar Properties PJSC	125,795	$79,262
Atrium European Real Estate Ltd.	19,658	92,835
China Evergrande Group (a)	26,000	78,574
Concentradora Fibra Danhos S.A. de C.V., REIT	18,807	32,830
Country Garden Holdings Co. Ltd.	96,000	127,579
Longfor Properties	40,000	96,093
SM Prime Holdings, Inc.	87,328	57,001

		$564,174
Specialty Chemicals - 3.1%
Kingboard Chemicals Holdings Ltd.	16,500	$90,030
LG Chem Ltd.	654	219,817
PTT Global Chemical PLC	115,700	266,558

		$576,405
Specialty Stores - 1.5%
CJ Home Shopping	453	$85,972
JD.com, Inc., ADR (a)	2,851	119,485
Via Varejo S.A.	13,400	70,239

		$275,696
Telecommunications - Wireless - 5.0%
Advanced Info Service PLC	34,100	$192,554
America Movil S.A.B. de C.V., “L”, ADR	14,381	268,637
Bharti Tele-Ventures Ltd.	8,709	58,268
China Mobile Ltd.	7,000	74,242
LG Uplus Corp.	6,357	77,799
Mobile TeleSystems PJSC, ADR	17,335	173,177
SK Telecom Co. Ltd.	431	96,895

		$941,572
Telephone Services - 0.7%
Hellenic Telecommunications Organization S.A.	3,535	$45,028
PT Telekomunikasi Indonesia	261,600	91,958

		$136,986
Tobacco - 1.5%
ITC Ltd.	54,407	$240,220
PT Gudang Garam Tbk	9,500	49,273

		$289,493
Trucking - 0.3%
Emergent Capital, Inc.	2,991	$47,966

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - 1.9%
Light S.A. (a)	10,710	$70,088
NTPC Ltd.	69,812	184,287
Tauron Polska Energia S.A. (a)	90,052	98,955

		$353,330
Utilities - Water - 0.5%
Companhia de Saneamento Basico do Estado de Sao Paulo	8,400	$85,792
Total Common Stocks (Identified Cost, $14,304,967)		$17,852,399

Preferred Stocks - 3.4%
Electronics - 0.2%
Samsung Electronics Co. Ltd.	30	$50,151

Food & Drug Stores - 1.4%
Cia Brasileira de Distribuicao (a)	11,500	$263,000

Other Banks & Diversified Financials - 1.8%
Banco Bradesco S.A.	16,470	$175,695
Itau Unibanco Holding S.A.	12,200	156,383

		$332,078
Total Preferred Stocks (Identified Cost, $578,687)		$645,229

Investment Companies (h) - 1.4%
Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 1.11% (v) (Identified Cost, $253,546)	253,555	$253,555

Other Assets, Less Liabilities - (0.2)%		(30,034)
Net Assets - 100.0%		$18,721,149

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $253,555 and $18,497,628, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $14,883,654)	$18,497,628
Investments in affiliated issuers, at value (identified cost, $253,546)	253,555
Cash	4,418
Foreign currency, at value (identified cost, $2,172)	2,167
Receivables for
Fund shares sold	53,757
Dividends	28,248
Receivable from investment adviser	33,007
Other assets	49
Total assets	$18,872,829
Liabilities
Payables for fund shares reacquired	$9,644
Payable to affiliates
Shareholder servicing costs	1,013
Distribution and service fees	59
Payable for independent Trustees’ compensation	14
Deferred country tax expense payable	23,659
Accrued expenses and other liabilities	117,291
Total liabilities	$151,680
Net assets	$18,721,149
Net assets consist of
Paid-in capital	$14,530,759
Unrealized appreciation (depreciation) (net of $23,659 deferred country tax)	3,590,335
Accumulated net realized gain (loss)	343,447
Undistributed net investment income	256,608
Net assets	$18,721,149
Shares of beneficial interest outstanding	1,299,956

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,982,186	346,695	$14.37
Class B	212,926	14,915	14.27
Class C	438,061	30,783	14.23
Class I	669,080	46,432	14.41
Class R1	72,113	5,052	14.27
Class R2	72,825	5,071	14.36
Class R3	73,182	5,087	14.39
Class R4	73,542	5,103	14.41
Class R6	12,127,234	840,818	14.42

Shares outstanding are rounded for presentation purposes.

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.25 [100 / 94.25 x $14.37]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$481,551
Dividends from affiliated issuers	2,276
Foreign taxes withheld	(54,402)
Total investment income	$429,425
Expenses
Management fee	$107,104
Distribution and service fees	10,924
Shareholder servicing costs	5,225
Administrative services fee	17,500
Independent Trustees’ compensation	1,203
Custodian fee	88,621
Shareholder communications	13,696
Audit and tax fees	53,612
Legal fees	603
Registration fees	119,240
Miscellaneous	20,092
Total expenses	$437,820
Reduction of expenses by investment adviser and distributor	(293,921)
Net expenses	$143,899
Net investment income (loss)	$285,526
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $11,386 country tax)	$466,618
Affiliated issuers	(9)
Foreign currency	(4,924)
Net realized gain (loss)	$461,685
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $21,461 increase in deferred country tax)	$3,186,796
Affiliated issuers	10
Translation of assets and liabilities in foreign currencies	(76)
Net unrealized gain (loss)	$3,186,730
Net realized and unrealized gain (loss)	$3,648,415
Change in net assets from operations	$3,933,941

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/17	8/31/16 (c)
Change in net assets
From operations
Net investment income (loss)	$285,526	$58,260
Net realized gain (loss)	461,685	24,475
Net unrealized gain (loss)	3,186,730	403,605
Change in net assets from operations	$3,933,941	$486,340
Distributions declared to shareholders
From net investment income	$(82,051)	$(15,000)
From net realized gain on investments	(83,103)	(3,100)
Total distributions declared to shareholders	$(165,154)	$(18,100)
Change in net assets from fund share transactions	$1,122,019	$13,362,103
Total change in net assets	$4,890,806	$13,830,343
Net assets
At beginning of period	13,830,343	—
At end of period (including undistributed net investment income of $256,608 and $59,800, respectively)	$18,721,149	$13,830,343

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.37	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.24
Net realized and unrealized gain (loss)	2.86	1.18
Total from investment operations	$3.14	$1.42
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.04)
From net realized gain	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.14)	$(0.05)
Net asset value, end of period (x)	$14.37	$11.37
Total return (%) (r)(s)(t)(x)	28.01	14.33	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.23	6.30	(a)
Expenses after expense reductions (f)	1.23	1.24	(a)
Net investment income (loss)	2.22	2.36	(a)
Portfolio turnover	92	64	(n)
Net assets at end of period (000 omitted)	$4,982	$957

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Year ended
	8/31/17		8/31/16 (c)
Net asset value, beginning of period	$11.31		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12		$0.09
Net realized and unrealized gain (loss)	2.92		1.25
Total from investment operations	$3.04		$1.34
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)
From net realized gain	(0.08)		(0.01)
Total distributions declared to shareholders	$(0.08)		$(0.03)
Net asset value, end of period (x)	$14.27		$11.31
Total return (%) (r)(s)(t)(x)	27.09		13.46	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.04		7.64	(a)
Expenses after expense reductions (f)	1.99		1.98	(a)
Net investment income (loss)	0.97		0.93	(a)
Portfolio turnover	92		64	(n)
Net assets at end of period (000 omitted)	$213		$86

Class C	Year ended
	8/31/17		8/31/16 (c)
Net asset value, beginning of period	$11.31		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14		$0.09
Net realized and unrealized gain (loss)	2.89		1.25
Total from investment operations	$3.03		$1.34
Less distributions declared to shareholders
From net investment income	$(0.03)		$(0.02)
From net realized gain	(0.08)		(0.01)
Total distributions declared to shareholders	$(0.11)		$(0.03)
Net asset value, end of period (x)	$14.23		$11.31
Total return (%) (r)(s)(t)(x)	27.06		13.48	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.02		7.63	(a)
Expenses after expense reductions (f)	1.99		1.98	(a)
Net investment income (loss)	1.16		0.95	(a)
Portfolio turnover	92		64	(n)
Net assets at end of period (000 omitted)	$438		$91

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.38	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.23
Net realized and unrealized gain (loss)	2.91	1.21
Total from investment operations	$3.19	$1.44
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.05)
From net realized gain	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.16)	$(0.06)
Net asset value, end of period (x)	$14.41	$11.38
Total return (%) (r)(s)(t)(x)	28.44	14.51	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.05	6.27	(a)
Expenses after expense reductions (f)	0.99	0.99	(a)
Net investment income (loss)	2.28	2.27	(a)
Portfolio turnover	92	64	(n)
Net assets at end of period (000 omitted)	$669	$436

Class R1	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.31	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.07
Net realized and unrealized gain (loss)	2.93	1.27
Total from investment operations	$3.04	$1.34
Less distributions declared to shareholders
From net investment income	$—	$(0.02)
From net realized gain	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.08)	$(0.03)
Net asset value, end of period (x)	$14.27	$11.31
Total return (%) (r)(s)(t)(x)	27.08	13.46	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.06	7.86	(a)
Expenses after expense reductions (f)	1.99	1.97	(a)
Net investment income (loss)	0.88	0.69	(a)
Portfolio turnover	92	64	(n)
Net assets at end of period (000 omitted)	$72	$57

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.35	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.12
Net realized and unrealized gain (loss)	2.94	1.28
Total from investment operations	$3.11	$1.40
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.04)
From net realized gain	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.10)	$(0.05)
Net asset value, end of period (x)	$14.36	$11.35
Total return (%) (r)(s)(t)(x)	27.71	14.04	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.56	7.36	(a)
Expenses after expense reductions (f)	1.49	1.47	(a)
Net investment income (loss)	1.38	1.19	(a)
Portfolio turnover	92	64	(n)
Net assets at end of period (000 omitted)	$73	$57

Class R3	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.37	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.14
Net realized and unrealized gain (loss)	2.95	1.28
Total from investment operations	$3.15	$1.42
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.04)
From net realized gain	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.13)	$(0.05)
Net asset value, end of period (x)	$14.39	$11.37
Total return (%) (r)(s)(t)(x)	28.05	14.32	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.31	7.11	(a)
Expenses after expense reductions (f)	1.24	1.22	(a)
Net investment income (loss)	1.63	1.44	(a)
Portfolio turnover	92	64	(n)
Net assets at end of period (000 omitted)	$73	$57

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.38	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.17
Net realized and unrealized gain (loss)	2.96	1.27
Total from investment operations	$3.19	$1.44
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.05)
From net realized gain	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.16)	$(0.06)
Net asset value, end of period (x)	$14.41	$11.38
Total return (%) (r)(s)(t)(x)	28.42	14.51	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.06	6.86	(a)
Expenses after expense reductions (f)	0.99	0.97	(a)
Net investment income (loss)	1.89	1.69	(a)
Portfolio turnover	92	64	(n)
Net assets at end of period (000 omitted)	$74	$57

Class R6	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.39	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.16
Net realized and unrealized gain (loss)	2.95	1.29
Total from investment operations	$3.19	$1.45
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.05)
From net realized gain	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.16)	$(0.06)
Net asset value, end of period (x)	$14.42	$11.39
Total return (%) (r)(s)(t)(x)	28.45	14.62	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.98	6.84	(a)
Expenses after expense reductions (f)	0.91	0.94	(a)
Net investment income (loss)	1.97	1.59	(a)
Portfolio turnover	92	64	(n)
Net assets at end of period (000 omitted)	$12,127	$12,031

See Notes to Financial Statements

26

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet

28

Notes to Financial Statements – continued

offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets.

Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from

29

Notes to Financial Statements – continued

quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$5,637,892	$—	$—	$5,637,892
South Korea	3,135,646	—	—	3,135,646
Taiwan	1,895,465	—	—	1,895,465
Brazil	1,528,897	—	—	1,528,897
India	1,099,729	—	—	1,099,729
South Africa	989,074	—	—	989,074
Thailand	267,229	547,652	—	814,881
Russia	817,231	—	—	817,231
Mexico	555,514	—	—	555,514
Other Countries	1,944,036	79,262	—	2,023,298
Mutual Funds	253,556	—	—	253,556
Total	$18,124,269	$626,914	$—	$18,751,183

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $79,262 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement

30

Notes to Financial Statements – continued

purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Zero Strike Warrants – The fund invested in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets that place restrictions on direct investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. To the extent the fund invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike warrants will involve risks similar to the risks of investing in foreign securities.

Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been

31

Notes to Financial Statements – continued

accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/17	Year ended 8/31/16
Ordinary income (including any short-term capital gains)	$162,103	$18,100
Long-term capital gains	3,051	—
Total distributions	$165,154	$18,100

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/17
Cost of investments	$15,249,170
Gross appreciation	3,621,210
Gross depreciation	(119,197)
Net unrealized appreciation (depreciation)	$3,502,013
Undistributed ordinary income	616,857
Undistributed long-term capital gain	74,705
Other temporary differences	(3,185)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

32

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/17	Year ended 8/31/16 (c)	Year ended 8/31/17	Year ended 8/31/16 (c)
Class A	$6,529	$227	$8,158	$53
Class B	14	106	816	51
Class C	566	124	1,497	55
Class I	4,482	337	4,463	67
Class R1	—	106	393	51
Class R2	123	182	394	51
Class R3	256	219	394	51
Class R4	389	257	395	51
Class R6	69,692	13,442	66,593	2,670
Total	$82,051	$15,000	$83,103	$3,100

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.70%
Average daily net assets in excess of $2.5 billion	0.675%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2017, this management fee reduction amounted to $1,087, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.24%	1.99%	1.99%	0.99%	1.99%	1.49%	1.24%	0.99%	0.95%

33

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2018. For the year ended August 31, 2017, this reduction amounted to $292,681, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $6,727 for the year ended August 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$5,953
Class B	0.75%	0.25%	1.00%	1.00%	1,359
Class C	0.75%	0.25%	1.00%	1.00%	2,528
Class R1	0.75%	0.25%	1.00%	1.00%	617
Class R2	0.25%	0.25%	0.50%	0.50%	311
Class R3	—	0.25%	0.25%	0.25%	156
Total Distribution and Service Fees					$10,924

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2017, this rebate amounted to $153 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2017, were as follows:

Amount
Class A	$82
Class B	1,064
Class C	68

34

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2017, the fee was $780, which equated to 0.0055% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,445.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.1225% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2017, the fee paid by the fund under this agreement was $25 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 14, 2015, MFS purchased 260,000 shares of Class R6 and 5,000 shares of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4, for an aggregate amount of $3,000,000 as an initial investment in the fund. On March 16, 2016, MFS purchased 16,502 shares of Class I for an aggregate amount of $162,877. On September 22, 2016, MFS redeemed 250,852 shares of Class R6 for an aggregate amount of $2,945,000. On March 16, 2017, MFS purchased 6,565 shares of Class I for an aggregate amount of $82,132. On August 15, 2017, MFS redeemed 5,090 shares of Class A and 10,936 shares of Class R6 for an aggregate amount of $223,526.

35

Notes to Financial Statements – continued

At August 31, 2017, MFS held approximately 61%, 100%, 100%, 100% and 100% of the outstanding shares of Class I, Class R1, Class R2, Class R3, and Class R4, respectively.

(4) Portfolio Securities

For the year ended August 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $14,332,038 and $12,912,178, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/17		Year ended 8/31/16 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	315,250	$3,981,360	88,131	$909,386
Class B	12,300	151,599	10,890	105,319
Class C	23,404	282,885	8,074	81,820
Class I	65,369	802,157	39,201	406,374
Class R1	—	—	5,000	50,000
Class R2	—	—	5,000	50,000
Class R3	—	—	5,000	50,000
Class R4	—	—	5,000	50,000
Class R6	251,493	3,111,433	1,059,522	11,778,174
	667,816	$8,329,434	1,225,818	$13,481,073

Shares issued to shareholders in reinvestment of distributions
Class A	1,339	$14,687	28	$280
Class B	76	830	16	157
Class C	189	2,063	18	179
Class I	815	8,945	41	404
Class R1	36	393	16	157
Class R2	47	517	24	233
Class R3	60	650	27	270
Class R4	72	784	31	308
Class R6	12,412	136,285	1,632	16,112
	15,046	$165,154	1,833	$18,100

Shares reacquired
Class A	(54,106)	$(677,867)	(3,947)	$(40,150)
Class B	(5,108)	(63,373)	(3,259)	(32,134)
Class C	(900)	(11,323)	(2)	(16)
Class I	(58,060)	(783,886)	(934)	(10,594)
Class R6	(479,499)	(5,836,120)	(4,742)	(54,176)
	(597,673)	$(7,372,569)	(12,884)	$(137,070)

36

Notes to Financial Statements – continued

	Year ended 8/31/17		Year ended 8/31/16 (c)
	Shares	Amount	Shares	Amount
Net change
Class A	262,483	$3,318,180	84,212	$869,516
Class B	7,268	89,056	7,647	73,342
Class C	22,693	273,625	8,090	81,983
Class I	8,124	27,216	38,308	396,184
Class R1	36	393	5,016	50,157
Class R2	47	517	5,024	50,233
Class R3	60	650	5,027	50,270
Class R4	72	784	5,031	50,308
Class R6	(215,594)	(2,588,402)	1,056,412	11,740,110
	85,189	$1,122,019	1,214,767	$13,362,103

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2045 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 21%, 10%, 9%, 8%, 8%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2017, the fund’s commitment fee and interest expense were $82 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

37

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Affiliated Issuer		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		591,481	9,744,920	(10,082,846)	253,555

Affiliated Issuer	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(9)	$10	$—	$2,276	$253,555

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and Shareholders of MFS Blended Research Emerging Markets Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Emerging Markets Equity Fund (the Fund) (one of the series constituting the MFS Series Trust IV) as of August 31, 2017, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Emerging Markets Equity Fund (one of the series constituting the MFS Series Trust IV) at August 31, 2017, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2017

39

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust IV, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	2,201,311,233.258	46,388,645.227
John A. Caroselli	2,195,564,079.536	52,135,798.949
Maureen R. Goldfarb	2,199,397,348.476	48,302,530.009
David H. Gunning	2,196,575,520.974	51,124,357.511
Michael Hegarty	2,193,640,111.688	54,059,766.797
John P. Kavanaugh	2,199,169,775.405	48,530,103.080
Robert J. Manning	2,196,974,268.088	50,725,610.397
Clarence Otis, Jr.	2,190,260,713.031	57,439,165.454
Maryanne L. Roepke	2,204,706,654.805	42,993,223.680
Robin A. Stelmach	2,198,941,576.081	48,758,302.404
Laurie J. Thomsen	2,200,206,330.173	47,493,548.311

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

45

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Claredon Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

47

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as Lipper performance universe over the one-year period ended December 31, 2016. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 15, 2015, and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

48

Board Review of Investment Advisory Agreement – continued

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund, and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other

49

Board Review of Investment Advisory Agreement – continued

factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

51

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $56,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $481,109. The fund intends to pass through foreign tax credits of $63,308 for the fiscal year.

52

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2017

MFS® BLENDED RESEARCH® GLOBAL EQUITY FUND

BRL-ANN

MFS® BLENDED RESEARCH®

GLOBAL EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates. However, rates in most developed markets remain very low, with major non-U.S. central banks just beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers fell short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies that could hamper global trade growth. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	2.0%
Facebook, Inc., “A”	1.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.9%
Rio Tinto Ltd.	1.6%
BNP Paribas	1.6%
Owens Corning	1.6%
Bayer AG	1.6%
Eli Lilly & Co.	1.5%
Samsung Electronics Co. Ltd.	1.5%
Celgene Corp.	1.5%

Equity sectors
Financial Services	21.1%
Technology	16.4%
Health Care	11.4%
Utilities & Communications	7.5%
Consumer Staples	7.3%
Leisure	6.4%
Basic Materials	5.8%
Energy	4.5%
Autos & Housing	4.3%
Industrial Goods & Services	4.1%
Retailing	4.0%
Special Products & Services	3.5%
Transportation	2.5%

Issuer country weightings (x)
United States	49.5%
Japan	7.9%
Canada	5.3%
United Kingdom	4.9%
South Korea	4.7%
France	4.6%
Taiwan	2.6%
Switzerland	2.5%
Brazil	2.3%
Other Countries	15.7%

Currency exposure weightings (y)
United States Dollar	52.3%
Euro	10.6%
Japanese Yen	7.9%
British Pound Sterling	4.9%
South Korean Won	4.7%
Canadian Dollar	3.4%
Hong Kong Dollar	2.9%
Taiwan Dollar	2.6%
Swiss Franc	2.5%
Other Currencies	8.2%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2017.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2017, Class A shares of the MFS Blended Research Global Equity Fund (“fund”) provided a total return of 20.07%, at net asset value. This compares with a return of 17.11% for the fund’s benchmark, the MSCI All Country World Index (net div).

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by larger economies such as Brazil and Russia emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Though hopes have largely faded for pro-growth US policies, market confidence persists. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set to announce tapering of quantitative easing in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory in the first half of the period before tapering off at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

4

Management Review – continued

Contributors to Performance

Strong security selection in the transportation, leisure and health care sectors was a primary factor that contributed to performance relative to the MSCI All Country World Index. Within the transportation sector, holding shares of Canadian airline company Air Canada (b) boosted relative returns. Shares of Air Canada advanced, thanks to stronger-than-expected revenues from its international routes. Within the leisure sector, the fund’s overweight position in cable services provider Charter Communications benefited relative performance. Shares of Charter Communications reacted positively to better-than-anticipated results given the ongoing challenges surrounding integrating Time Warner Cable, which was acquired mid-2016. Within the health care sector, overweighting shares of hospital and medical insurance plans provider Anthem also helped relative performance.

Stocks in other sectors that added to relative returns included overweight positions in Australian mining operator Rio Tinto, global banking group BNP Paribas (France), microchip and electronics manufacturer Samsung Electronics (South Korea) and global financial services firm JPMorgan Chase. Shares of Rio Tinto trended upwards as strong execution translated into solid financial results over the reporting period. Additionally, holding shares of alternative investment manager Apollo Global Management (b) and residential and commercial building materials manufacturer Owens Corning (b), as well as avoiding shares of diversified industrial conglomerate General Electric, further benefited relative performance.

Detractors from Performance

Stock selection in both the utilities and retailing sectors hurt relative performance during the reporting period. Within the utilities sector, the fund’s overweight position in poor-performing electricity firm Korea Electric Power (h) (South Korea) weakened relative results. Shares of Korea Electric power underperformed the benchmark as macro variables and uncertainty surrounding government policy weighed on earnings results. Within the retailing sector, holding shares of apparel retailer Urban Outfitters (b)(h), and the timing of fund’s overweight position in footwear and apparel designer PVH (h), also held back relative results.

Elsewhere, the fund’s holdings of real estate investment trust Washington Prime (b), natural gas distributor Rice Energy (b)(h) and real estate investment trust Store Capital (b)(h) dampened relative performance. The fund’s underweight position in computer and personal electronics maker Apple, and overweight positions in automobile manufacturer Kia Motors, mining exploration company AngloGold Ashanti (h) (South Africa) and tobacco company Altria Group, also held back relative returns. Shares of Kia Motors lagged the benchmark during the period as weak sales and geopolitical concerns appeared to have weighed on investor sentiment.

Respectfully,

Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

5

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 8/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	20.07%	12.64%
B	9/15/15	19.12%	11.77%
C	9/15/15	19.14%	11.79%
I	9/15/15	20.42%	12.89%
R1	9/15/15	19.12%	11.77%
R2	9/15/15	19.82%	12.35%
R3	9/15/15	20.06%	12.62%
R4	9/15/15	20.31%	12.89%
R6	9/15/15	20.42%	12.95%
Comparative benchmark(s)
MSCI All Country World Index (net div) (f)		17.11%	13.13%
Average annual with sales charge
A With initial Sales Charge (5.75%)		13.17%	9.29%
B With CDSC (Declining over six years from 4% to 0%) (v)		15.12%	9.93%
C With CDSC (1% for 12 months) (v)		18.14%	11.79%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2017 through August 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/17	Ending Account Value 8/31/17	Expenses Paid During Period (p) 3/01/17-8/31/17
A	Actual	0.88%	$1,000.00	$1,107.62	$4.67
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
B	Actual	1.64%	$1,000.00	$1,103.23	$8.69
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
C	Actual	1.64%	$1,000.00	$1,103.32	$8.69
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
I	Actual	0.64%	$1,000.00	$1,108.33	$3.40
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R1	Actual	1.64%	$1,000.00	$1,103.23	$8.69
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
R2	Actual	1.14%	$1,000.00	$1,105.74	$6.05
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
R3	Actual	0.89%	$1,000.00	$1,107.53	$4.73
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
R4	Actual	0.64%	$1,000.00	$1,108.33	$3.40
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R6	Actual	0.57%	$1,000.00	$1,109.22	$3.03
	Hypothetical (h)	0.57%	$1,000.00	$1,022.33	$2.91

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

8/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.7%
Issuer	Shares/Par	Value ($)
Aerospace - 2.2%
Northrop Grumman Corp.	263	$71,591
United Technologies Corp.	535	64,050

		$135,641
Airlines - 2.0%
Aena S.A.	337	$65,814
Air Canada (a)	3,068	57,343

		$123,157
Apparel Manufacturers - 1.4%
LVMH Moet Hennessy Louis Vuitton SE	340	$89,147

Automotive - 2.7%
Hyundai Motor Co. Ltd.	287	$35,761
Kia Motors Corp.	1,537	48,321
Magna International, Inc.	1,743	83,838

		$167,920
Biotechnology - 1.5%
Celgene Corp. (a)	676	$93,917

Brokerage & Asset Managers - 1.3%
Apollo Global Management LLC, “A”	2,806	$82,861

Business Services - 2.0%
Ashtead Group PLC	745	$16,020
DXC Technology Co.	949	80,665
Travelport Worldwide Ltd.	1,870	28,312

		$124,997
Cable TV - 2.7%
Charter Communications, Inc., “A” (a)	215	$85,686
Comcast Corp., “A”	2,024	82,195

		$167,881
Chemicals - 0.2%
Mitsubishi Chemical Holdings Corp.	1,500	$13,958

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 4.3%
Adobe Systems, Inc. (a)	550	$85,338
Check Point Software Technologies Ltd. (a)	461	51,572
Intuit, Inc.	555	78,505
VMware, Inc., “A” (a)	518	55,996

		$271,411
Computer Software - Systems - 2.4%
Apple, Inc.	202	$33,128
Hitachi Ltd.	8,000	55,087
Hon Hai Precision Industry Co. Ltd., GDR	5,685	44,059
NICE Systems Ltd., ADR	262	20,493

		$152,767
Construction - 1.6%
Owens Corning	1,327	$98,371

Consumer Products - 1.5%
Essity AB (a)	2,418	$67,132
Reckitt Benckiser Group PLC	288	27,305

		$94,437
Consumer Services - 1.5%
Priceline Group, Inc. (a)	50	$92,604

Electrical Equipment - 0.7%
Schneider Electric S.A.	563	$45,394

Electronics - 3.9%
Applied Materials, Inc.	347	$15,657
LG Electronics, Inc.	207	14,961
Samsung Electronics Co. Ltd.	46	94,480
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,143	116,197

		$241,295
Energy - Independent - 1.8%
EOG Resources, Inc.	224	$19,038
Phillips 66	683	57,242
Valero Energy Corp.	496	33,778

		$110,058
Energy - Integrated - 2.4%
BP PLC	9,006	$51,841
Galp Energia SGPS S.A., “B”	2,989	49,495
LUKOIL PJSC, ADR	13	654

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Integrated - continued
LUKOIL PJSC, ADR	641	$32,210
Royal Dutch Shell PLC, “B”	456	12,739

		$146,939
Engineering - Construction - 0.3%
Bouygues S.A.	465	$21,088

Food & Beverages - 3.3%
Archer Daniels Midland Co.	1,146	$47,353
Bakkafrost P/f	977	45,614
Marine Harvest	3,649	72,482
Tyson Foods, Inc., “A”	605	38,296

		$203,745
Food & Drug Stores - 0.7%
Wesfarmers Ltd.	1,281	$43,401

Forest & Paper Products - 0.3%
Svenska Cellulosa Aktiebolaget	2,418	$20,161

Gaming & Lodging - 1.0%
Royal Caribbean Cruises Ltd.	516	$64,221

Health Maintenance Organizations - 2.0%
Anthem, Inc.	293	$57,440
Cigna Corp.	89	16,203
WellCare Health Plans, Inc. (a)	287	50,133

		$123,776
Insurance - 4.3%
Hartford Financial Services Group, Inc.	317	$17,140
MetLife, Inc.	1,542	72,212
Prudential Financial, Inc.	719	73,396
Tokio Marine Holding, Inc.	700	27,953
Zurich Insurance Group AG	260	77,787

		$268,488
Internet - 4.5%
Alphabet, Inc., “A” (a)	133	$127,047
Alphabet, Inc., “C” (a)	39	36,634
Facebook, Inc., “A” (a)	693	119,175

		$282,856

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - 0.9%
Eaton Corp. PLC	267	$19,160
Glory Ltd.	1,100	37,422

		$56,582
Major Banks - 7.8%
Bank of China Ltd.	66,000	$34,747
BNP Paribas	1,315	100,047
China Construction Bank	39,000	34,187
JPMorgan Chase & Co.	502	45,627
Morgan Stanley	397	18,063
Royal Bank of Canada	365	27,090
Sumitomo Mitsui Financial Group, Inc.	1,800	67,360
Toronto-Dominion Bank	1,566	84,097
UBS AG	4,577	75,412

		$486,630
Medical & Health Technology & Services - 1.7%
HCA Healthcare, Inc. (a)	935	$73,547
McKesson Corp.	218	32,550

		$106,097
Medical Equipment - 0.6%
Terumo Corp.	900	$34,793

Metals & Mining - 2.1%
POSCO	98	$29,854
Rio Tinto Ltd.	2,100	101,736

		$131,590
Natural Gas - Distribution - 0.6%
Engie	2,057	$34,332

Natural Gas - Pipeline - 0.9%
Williams Partners LP	1,425	$56,145

Network & Telecom - 1.2%
Cisco Systems, Inc.	2,389	$76,950

Oil Services - 0.4%
TechnipFMC PLC (a)	932	$23,899

Other Banks & Diversified Financials - 3.7%
Banco Bradesco S.A., ADR	4,126	$43,901
Credicorp Ltd.	158	32,049

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
DBS Group Holdings Ltd.	4,400	$66,911
Discover Financial Services	1,016	59,893
Shinhan Financial Group Co. Ltd.	643	29,652

		$232,406
Pharmaceuticals - 5.7%
Allergan PLC	149	$34,193
Bayer AG	759	97,132
Eli Lilly & Co.	1,166	94,784
Merck & Co., Inc.	1,204	76,887
Shionogi & Co. Ltd.	1,000	52,713

		$355,709
Printing & Publishing - 1.0%
Toppan Printing Co. Ltd.	2,000	$20,030
Transcontinental, Inc., “A”	2,311	44,971

		$65,001
Railroad & Shipping - 0.6%
Canadian National Railway Co.	430	$34,826

Real Estate - 2.7%
Cheung Kong Property Holdings Ltd.	8,000	$70,230
Medical Properties Trust, Inc., REIT	1,648	21,687
Mid-America Apartment Communities, Inc., REIT	219	23,315
Realogy Holdings Corp.	570	19,323
Washington Prime Group, Inc., REIT	4,160	34,736

		$169,291
Restaurants - 1.6%
Greggs PLC	3,308	$51,459
U.S. Foods Holding Corp. (a)	1,880	51,606

		$103,065
Specialty Chemicals - 3.1%
Akzo Nobel N.V.	560	$51,199
Covestro AG	416	32,690
LG Chem Ltd.	117	39,325
Univar, Inc. (a)	2,578	72,725

		$195,939
Specialty Stores - 1.6%
Best Buy Co., Inc.	1,280	$69,453
Ross Stores, Inc.	486	28,407

		$97,860

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telecommunications - Wireless - 2.1%
KDDI Corp.	1,000	$26,988
SoftBank Corp.	1,000	81,157
Vodafone Group PLC	8,100	23,190

		$131,335
Telephone Services - 0.9%
China Unicom (Hong Kong) Ltd. (a)	12,000	$17,481
Nippon Television Holdings, Inc.	800	39,791

		$57,272
Tobacco - 2.5%
Altria Group, Inc.	1,349	$85,527
Japan Tobacco, Inc.	1,100	37,662
Philip Morris International, Inc.	307	35,897

		$159,086
Utilities - Electric Power - 2.5%
CLP Holdings Ltd.	2,500	$26,403
Energias de Portugal S.A.	6,391	24,536
Exelon Corp.	2,262	85,662
SSE PLC	1,237	22,794

		$159,395
Total Common Stocks (Identified Cost, $5,058,244)		$6,048,694

Preferred Stocks - 2.1%
Food & Drug Stores - 0.4%
Cia Brasileira de Distribuicao (a)	1,000	$22,870

Other Banks & Diversified Financials - 1.3%
Itau Unibanco Holding S.A.	6,150	$78,832

Telephone Services - 0.4%
Telecom Italia S.p.A.	36,713	$28,517
Total Preferred Stocks (Identified Cost, $104,896)		$130,219

Investment Companies (h) - 1.7%
Money Market Funds - 1.7%
MFS Institutional Money Market Portfolio, 1.11% (v) (Identified Cost, $107,556)	107,563	$107,563

Other Assets, Less Liabilities - (0.5)%		(29,010)
Net Assets - 100.0%		$6,257,466

17

Portfolio of Investments – continued

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $107,563 and $6,178,913, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $5,163,140)	$6,178,913
Investments in affiliated issuers, at value (identified cost, $107,556)	107,563
Cash	1,183
Receivables for dividends	16,280
Receivable from investment adviser	27,432
Other assets	31
Total assets	$6,331,402
Liabilities
Payable to affiliates
Shareholder servicing costs	$577
Distribution and service fees	14
Accrued expenses and other liabilities	73,345
Total liabilities	$73,936
Net assets	$6,257,466
Net assets consist of
Paid-in capital	$5,137,988
Unrealized appreciation (depreciation)	1,015,894
Accumulated net realized gain (loss)	29,365
Undistributed net investment income	74,219
Net assets	$6,257,466
Shares of beneficial interest outstanding	505,456

19

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$474,022	38,379	$12.35
Class B	64,143	5,217	12.29
Class C	132,796	10,813	12.28
Class I	1,958,834	158,193	12.38
Class R1	62,242	5,063	12.29
Class R2	62,851	5,094	12.34
Class R3	63,163	5,109	12.36
Class R4	63,473	5,125	12.38
Class R6	3,375,942	272,463	12.39

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.10 [100 / 94.25 x $12.35]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$140,189
Dividends from affiliated issuers	762
Foreign taxes withheld	(9,361)
Total investment income	$131,590
Expenses
Management fee	$26,574
Distribution and service fees	3,518
Shareholder servicing costs	2,433
Administrative services fee	17,500
Independent Trustees’ compensation	1,169
Custodian fee	20,859
Shareholder communications	10,454
Audit and tax fees	50,333
Legal fees	523
Registration fees	118,471
Miscellaneous	17,035
Total expenses	$268,869
Reduction of expenses by investment adviser and distributor	(232,975)
Net expenses	$35,894
Net investment income (loss)	$95,696
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$91,577
Affiliated issuers	8
Foreign currency	(371)
Net realized gain (loss)	$91,214
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$822,680
Affiliated issuers	7
Translation of assets and liabilities in foreign currencies	107
Net unrealized gain (loss)	$822,794
Net realized and unrealized gain (loss)	$914,008
Change in net assets from operations	$1,009,704

See Notes to Financial Statements

21

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
Change in net assets	8/31/17	8/31/16 (c)
From operations
Net investment income (loss)	$95,696	$70,774
Net realized gain (loss)	91,214	(53,553)
Net unrealized gain (loss)	822,794	193,100
Change in net assets from operations	$1,009,704	$210,321
Distributions declared to shareholders
From net investment income	$(80,010)	$(14,006)
From net realized gain	—	(5,601)
Total distributions declared to shareholders	$(80,010)	$(19,607)
Change in net assets from fund share transactions	$1,127,290	$4,009,768
Total change in net assets	$2,056,984	$4,200,482
Net assets
At beginning of period	4,200,482	—
At end of period (including undistributed net investment income of $74,219 and $58,904, respectively)	$6,257,466	$4,200,482

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

See Notes to Financial Statements

22

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$10.46	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.20
Net realized and unrealized gain (loss)	1.88	0.32
Total from investment operations	$2.07	$0.52
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.04)
From net realized gain	—	(0.02)
Total distributions declared to shareholders	$(0.18)	$(0.06)
Net asset value, end of period (x)	$12.35	$10.46
Total return (%) (r)(s)(t)(x)	20.07	5.22	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.22	6.02	(a)
Expenses after expense reductions (f)	0.88	0.86	(a)
Net investment income (loss)	1.63	2.08	(a)
Portfolio turnover	55	46	(n)
Net assets at end of period (000 omitted)	$474	$168

See Notes to Financial Statements

23

Financial Highlights – continued

Class B	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$10.41	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.11
Net realized and unrealized gain (loss)	1.89	0.34
Total from investment operations	$1.98	$0.45
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.02)
From net realized gain	—	(0.02)
Total distributions declared to shareholders	$(0.10)	$(0.04)
Net asset value, end of period (x)	$12.29	$10.41
Total return (%) (r)(s)(t)(x)	19.12	4.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.05	7.17	(a)
Expenses after expense reductions (f)	1.64	1.61	(a)
Net investment income (loss)	0.79	1.19	(a)
Portfolio turnover	55	46	(n)
Net assets at end of period (000 omitted)	$64	$52

Class C	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$10.41	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.13
Net realized and unrealized gain (loss)	1.89	0.32
Total from investment operations	$1.98	$0.45
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.02)
From net realized gain	—	(0.02)
Total distributions declared to shareholders	$(0.11)	$(0.04)
Net asset value, end of period (x)	$12.28	$10.41
Total return (%) (r)(s)(t)(x)	19.14	4.48	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.06	6.81	(a)
Expenses after expense reductions (f)	1.64	1.61	(a)
Net investment income (loss)	0.78	1.37	(a)
Portfolio turnover	55	46	(n)
Net assets at end of period (000 omitted)	$133	$104

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$10.47	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.24
Net realized and unrealized gain (loss)	1.89	0.30
Total from investment operations	$2.11	$0.54
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.05)
From net realized gain	—	(0.02)
Total distributions declared to shareholders	$(0.20)	$(0.07)
Net asset value, end of period (x)	$12.38	$10.47
Total return (%) (r)(s)(t)(x)	20.42	5.38	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.94	4.99	(a)
Expenses after expense reductions (f)	0.64	0.61	(a)
Net investment income (loss)	1.94	2.50	(a)
Portfolio turnover	55	46	(n)
Net assets at end of period (000 omitted)	$1,959	$924

Class R1	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$10.41	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.11
Net realized and unrealized gain (loss)	1.89	0.34
Total from investment operations	$1.98	$0.45
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.02)
From net realized gain	—	(0.02)
Total distributions declared to shareholders	$(0.10)	$(0.04)
Net asset value, end of period (x)	$12.29	$10.41
Total return (%) (r)(s)(t)(x)	19.12	4.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.06	7.17	(a)
Expenses after expense reductions (f)	1.64	1.61	(a)
Net investment income (loss)	0.78	1.19	(a)
Portfolio turnover	55	46	(n)
Net assets at end of period (000 omitted)	$62	$52

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$10.44	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.16
Net realized and unrealized gain (loss)	1.91	0.33
Total from investment operations	$2.05	$0.49
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.03)
From net realized gain	—	(0.02)
Total distributions declared to shareholders	$(0.15)	$(0.05)
Net asset value, end of period (x)	$12.34	$10.44
Total return (%) (r)(s)(t)(x)	19.82	4.92	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.56	6.67	(a)
Expenses after expense reductions (f)	1.14	1.11	(a)
Net investment income (loss)	1.28	1.69	(a)
Portfolio turnover	55	46	(n)
Net assets at end of period (000 omitted)	$63	$52

Class R3	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$10.46	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.19
Net realized and unrealized gain (loss)	1.90	0.33
Total from investment operations	$2.07	$0.52
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.04)
From net realized gain	—	(0.02)
Total distributions declared to shareholders	$(0.17)	$(0.06)
Net asset value, end of period (x)	$12.36	$10.46
Total return (%) (r)(s)(t)(x)	20.06	5.20	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.31	6.41	(a)
Expenses after expense reductions (f)	0.89	0.86	(a)
Net investment income (loss)	1.53	1.94	(a)
Portfolio turnover	55	46	(n)
Net assets at end of period (000 omitted)	$63	$53

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$10.48	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.21
Net realized and unrealized gain (loss)	1.90	0.34
Total from investment operations	$2.10	$0.55
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.05)
From net realized gain	—	(0.02)
Total distributions declared to shareholders	$(0.20)	$(0.07)
Net asset value, end of period (x)	$12.38	$10.48
Total return (%) (r)(s)(t)(x)	20.31	5.48	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.06	6.16	(a)
Expenses after expense reductions (f)	0.64	0.61	(a)
Net investment income (loss)	1.78	2.19	(a)
Portfolio turnover	55	46	(n)
Net assets at end of period (000 omitted)	$63	$53

Class R6	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$10.48	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.21
Net realized and unrealized gain (loss)	1.90	0.34
Total from investment operations	$2.11	$0.55
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.05)
From net realized gain	—	(0.02)
Total distributions declared to shareholders	$(0.20)	$(0.07)
Net asset value, end of period (x)	$12.39	$10.48
Total return (%) (r)(s)(t)(x)	20.42	5.48	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.01	6.16	(a)
Expenses after expense reductions (f)	0.59	0.60	(a)
Net investment income (loss)	1.84	2.20	(a)
Portfolio turnover	55	46	(n)
Net assets at end of period (000 omitted)	$3,376	$2,742

See Notes to Financial Statements

27

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Global Equity Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or

29

Notes to Financial Statements – continued

exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets.

Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

30

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$6,178,913	$—	$—	$6,178,913
Mutual Funds	107,563	—	—	107,563
Total	$6,286,476	$—	$—	$6,286,476

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized

31

Notes to Financial Statements – continued

gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/17	Year ended 8/31/16
Ordinary income (including any short-term capital gains)	$80,010	$19,607

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/17
Cost of investments	$5,282,004
Gross appreciation	1,056,374
Gross depreciation	(51,902)
Net unrealized appreciation (depreciation)	$1,004,472
Undistributed ordinary income	74,219
Undistributed long-term capital gain	40,673
Other temporary differences	114

32

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/17	Year ended 8/31/16 (c)	Year ended 8/31/17	Year ended 8/31/16 (c)
Class A	$4,127	$284	$—	$125
Class B	479	86	—	91
Class C	1,145	95	—	95
Class I	19,538	564	—	217
Class R1	479	86	—	90
Class R2	732	160	—	90
Class R3	860	198	—	91
Class R4	987	235	—	91
Class R6	51,663	12,298	—	4,711
Total	$80,010	$14,006	$—	$5,601

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.50%
Next $1.5 billion of average daily net assets	0.475%
Average daily net assets in excess of $2.5 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2017, this management fee reduction amounted to $405, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and

33

Notes to Financial Statements – continued

transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.60%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2018. For the year ended August 31, 2017, this reduction amounted to $232,529, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $610 for the year ended August 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$790
Class B	0.75%	0.25%	1.00%	1.00%	571
Class C	0.75%	0.25%	1.00%	1.00%	1,167
Class R1	0.75%	0.25%	1.00%	1.00%	564
Class R2	0.25%	0.25%	0.50%	0.50%	284
Class R3	—	0.25%	0.25%	0.25%	142
Total Distribution and Service Fees					$3,518

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2017, this rebate amounted to $41 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder

34

Notes to Financial Statements – continued

redemption within six years of purchase. There were no contingent deferred sales charges imposed during the year ended August 31, 2017.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2017, the fee was $378, which equated to 0.0071% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,055.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.3291% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2017, the fee paid by the fund under this agreement was $10 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 14, 2015, MFS purchased 5,000 shares each of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4, and 260,000 shares of Class R6 for an aggregate amount of $3,000,000 as an initial investment in the fund. On March 16, 2016,MFS purchased 27,018 shares of Class I for an aggregate amount of $265,049. On August 15, 2017, MFS redeemed 5,123 shares of Class I for an aggregate amount of $62,504.

35

Notes to Financial Statements – continued

At August 31, 2017, MFS held approximately 97% of the outstanding shares of Class B, 98% of the outstanding shares of Class R6, and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4.

(4) Portfolio Securities

For the year ended August 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $4,026,479 and $2,864,177, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/17		Year ended 8/31/16 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	27,296	$306,635	16,049	$160,696
Class B	155	1,752	5,000	50,000
Class C	4,185	47,841	10,219	98,635
Class I	114,223	1,260,845	88,975	891,394
Class R1	—	—	5,000	50,000
Class R2	—	—	5,000	50,000
Class R3	—	—	5,000	50,000
Class R4	—	—	5,000	50,000
Class R6	5,923	70,087	261,692	2,617,000
	151,782	$1,687,160	401,935	$4,017,725

Shares issued to shareholders in reinvestment of distributions
Class A	388	$4,127	41	$409
Class B	45	479	18	177
Class C	108	1,145	19	190
Class I	1,835	19,538	78	781
Class R1	45	479	18	177
Class R2	69	732	25	251
Class R3	80	860	29	289
Class R4	93	987	32	326
Class R6	4,851	51,663	1,692	17,007
	7,514	$80,010	1,952	$19,607

Shares reacquired
Class A	(5,393)	$(62,901)	(2)	$(21)
Class B	(1)	(15)	—	—
Class C	(3,511)	(39,932)	(207)	(2,023)
Class I	(46,062)	(537,000)	(856)	(8,808)
Class R6	(3)	(32)	(1,692)	(16,712)
	(54,970)	$(639,880)	(2,757)	$(27,564)

36

Notes to Financial Statements – continued

	Year ended 8/31/17		Year ended 8/31/16 (c)
	Shares	Amount	Shares	Amount
Net change
Class A	22,291	$247,861	16,088	$161,084
Class B	199	2,216	5,018	50,177
Class C	782	9,054	10,031	96,802
Class I	69,996	743,383	88,197	883,367
Class R1	45	479	5,018	50,177
Class R2	69	732	5,025	50,251
Class R3	80	860	5,029	50,289
Class R4	93	987	5,032	50,326
Class R6	10,771	121,718	261,692	2,617,295
	104,326	$1,127,290	401,130	$4,009,768

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2017, the fund’s commitment fee and interest expense were $36 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Affiliated Issuer		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		103,774	1,446,099	(1,442,310)	107,563

Affiliated Issuer	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$8	$7	$—	$762	$107,563

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and Shareholders of MFS Blended Research Global Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Global Equity Fund (the Fund) (one of the series constituting the MFS Series Trust IV) as of August 31, 2017, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Global Equity Fund (one of the series constituting the MFS Series Trust IV) at August 31, 2017, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2017

38

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust IV, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	2,201,311,233.258	46,388,645.227
John A. Caroselli	2,195,564,079.536	52,135,798.949
Maureen R. Goldfarb	2,199,397,348.476	48,302,530.009
David H. Gunning	2,196,575,520.974	51,124,357.511
Michael Hegarty	2,193,640,111.688	54,059,766.797
John P. Kavanaugh	2,199,169,775.405	48,530,103.080
Robert J. Manning	2,196,974,268.088	50,725,610.397
Clarence Otis, Jr.	2,190,260,713.031	57,439,165.454
Maryanne L. Roepke	2,204,706,654.805	42,993,223.680
Robin A. Stelmach	2,198,941,576.081	48,758,302.404
Laurie J. Thomsen	2,200,206,330.173	47,493,548.311

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

44

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Claredon Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon
Matt Krummell
Jonathan Sage
Jed Stocks

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

46

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as Lipper performance universe over the one-year period ended December 31, 2016. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 15, 2015, and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

47

Board Review of Investment Advisory Agreement – continued

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other

48

Board Review of Investment Advisory Agreement – continued

factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

50

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $1,571 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 41.02% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

51

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2017

MFS® BLENDED RESEARCH® INTERNATIONAL EQUITY FUND

BRX-ANN

MFS® BLENDED RESEARCH® INTERNATIONAL EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates. However, rates in most developed markets remain very low, with major non-U.S. central banks just beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers fell short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies that could hamper global trade growth. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alibaba Group Holding Ltd., ADR	2.0%
Roche Holding AG	1.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.8%
LVMH Moet Hennessy Louis Vuitton SE	1.7%
Bayer AG	1.7%
BNP Paribas	1.7%
SoftBank Corp.	1.7%
BP PLC	1.6%
Rio Tinto Ltd.	1.6%
National Australia Bank Ltd.	1.6%

Equity sectors
Financial Services	24.8%
Technology	12.0%
Consumer Staples	8.6%
Utilities & Communications	8.4%
Basic Materials	7.7%
Health Care	7.2%
Industrial Goods & Services	6.1%
Energy	5.7%
Retailing	4.7%
Autos & Housing	4.4%
Leisure	3.6%
Transportation	3.1%
Special Products & Services	2.6%

Issuer country weightings (x)
Japan	16.3%
United Kingdom	11.1%
France	9.6%
China	7.3%
Canada	7.1%
South Korea	5.5%
Switzerland	5.4%
Germany	4.5%
Australia	4.2%
Other Countries	29.0%

Currency exposure weightings (y)
Euro	21.6%
Japanese Yen	16.3%
British Pound Sterling	11.1%
Hong Kong Dollar	7.8%
United States Dollar	6.8%
South Korean Won	5.5%
Swiss Franc	5.4%
Australian Dollar	4.2%
Brazilian Real	3.5%
Other Currencies	17.8%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2017.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2017, Class A shares of the MFS Blended Research International Equity Fund (“fund”) provided a total return of 21.15%, at net asset value. This compares with a return of 18.88% for the fund’s benchmark, the MSCI All Country World (ex-US) Index (net div).

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by larger economies such as Brazil and Russia emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Though hopes have largely faded for pro-growth US policies, market confidence persists. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set to announce tapering of quantitative easing in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory in the first half of the period before tapering off at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

4

Management Review – continued

Contributors to Performance

Strong security selection in the basic materials, transportation and health care sectors was a primary factor that contributed to performance relative to the MSCI All Country World (ex-US) Index. Within the basic materials sector, the fund’s overweight positions in Australian mining operator Rio Tinto, Brazilian pulp and paper producer Fibria Celulose and Japanese holdings company Mitsubishi Chemical Holdings benefited relative returns. Shares of Rio Tinto trended upwards as strong execution translated into solid financial results over the reporting period. Within the transportation sector, holding shares of Canadian airline company Air Canada (b), and an overweight position in airport terminal operator Aena (Spain), boosted relative returns. Shares of Air Canada advanced due, in part, to stronger-than-expected revenues from its international routes. While stock selection in the health care sector also helped relative performance, there were no individual stocks within this sector that were among the fund’s top relative contributors for the reporting period.

Stocks in other sectors that added to relative returns included overweight positions in electronic equipment and products company Hon Hai Precision Industry (Taiwan), global banking group BNP Paribas (France), online and mobile commerce company Alibaba Group Holding (China) and electronics company Hitachi (Japan). Holdings of media and marketing company Transcontinental (b) (Canada) also strengthened relative performance. Shares of Hon Hai Precision Industry rose on the back of expanded margins and what appeared to have been investor expectations that the firm will be a beneficiary of the launch of new iPhones in the fall of 2017.

Detractors from Performance

Stock selection in both the utilities and retailing sectors hurt relative performance during the reporting period. Within the utilities sector, the fund’s overweight positions in poor-performing electricity firms Korea Electric Power (h) (South Korea) and SSE (United Kingdom) weakened relative results. Shares of Korea Electric Power underperformed the benchmark as macro variables and uncertainty surrounding government policy weighed on earnings results. Within the retailing sector, overweighting shares of Canadian convenience stores operator Alimentation Couche-Tard also hurt relative results.

Elsewhere, the fund’s overweight positions in automobile company Kia Motors (South Korea), voice and data communications services company Vodafone Group (United Kingdom), Japanese tobacco company Japan Tobacco, real estate development company Unibail-Rodamco (h) (France) and insurance firm Tokio Marine Holding (Japan) further dampened relative returns. Not owning shares of internet gaming company Tencent Holdings (China) also held back relative performance. Shares of Kia Motors lagged the benchmark during the period as weak sales and geopolitical concerns appeared to have weighed on investor sentiment.

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

5

Management Review – continued

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Portfolio Managers(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 8/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	21.15%	9.90%
B	9/15/15	20.14%	9.08%
C	9/15/15	20.14%	9.08%
I	9/15/15	21.37%	10.16%
R1	9/15/15	20.14%	9.08%
R2	9/15/15	20.74%	9.61%
R3	9/15/15	21.04%	9.96%
R4	9/15/15	21.36%	10.15%
R6	9/15/15	21.41%	10.18%
Comparative benchmark(s)
MSCI All Country World (ex-US) Index (net div) (f)		18.88%	11.99%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		14.19%	6.64%
B With CDSC (Declining over six years from 4% to 0%) (v)		16.14%	7.19%
C With CDSC (1% for 12 months) (v)		19.14%	9.08%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World (ex-US) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2017 through August 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/17	Ending Account Value 8/31/17	Expenses Paid During Period (p) 3/01/17-8/31/17
A	Actual	0.89%	$1,000.00	$1,148.26	$4.82
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
B	Actual	1.64%	$1,000.00	$1,144.11	$8.86
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
C	Actual	1.64%	$1,000.00	$1,144.11	$8.86
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
I	Actual	0.64%	$1,000.00	$1,148.94	$3.47
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R1	Actual	1.64%	$1,000.00	$1,144.11	$8.86
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
R2	Actual	1.14%	$1,000.00	$1,146.18	$6.17
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
R3	Actual	0.89%	$1,000.00	$1,147.40	$4.82
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
R4	Actual	0.64%	$1,000.00	$1,148.94	$3.47
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R6	Actual	0.61%	$1,000.00	$1,148.94	$3.30
	Hypothetical (h)	0.61%	$1,000.00	$1,022.13	$3.11

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

8/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.9%
Issuer	Shares/Par	Value ($)
Airlines - 2.2%
Aena S.A.	11,931	$2,330,046
Air Canada (a)	105,278	1,967,718

		$4,297,764
Alcoholic Beverages - 1.2%
China Resources Enterprise Ltd.	938,000	$2,354,064

Apparel Manufacturers - 2.1%
Compagnie Financiere Richemont S.A.	8,947	$800,047
LVMH Moet Hennessy Louis Vuitton SE	13,196	3,459,949

		$4,259,996
Automotive - 3.9%
Hyundai Motor Co. Ltd.	15,897	$1,980,781
Kia Motors Corp.	53,110	1,669,696
Magna International, Inc.	53,784	2,587,010
PSA Peugeot Citroen S.A.	75,264	1,589,022

		$7,826,509
Broadcasting - 0.9%
WPP PLC	96,850	$1,778,363

Business Services - 1.4%
Ashtead Group PLC	25,424	$546,724
Experian Group Ltd.	24,795	498,250
Itochu Corp.	39,800	650,210
Marubeni Corp.	171,200	1,114,081

		$2,809,265
Cable TV - 0.0%
I Cable Communications Ltd. (a)	25,442	$943

Chemicals - 1.2%
Mitsubishi Chemical Holdings Corp.	252,600	$2,350,569

Computer Software - 1.5%
Check Point Software Technologies Ltd. (a)	17,470	$1,954,369
Open Text Corp.	30,115	970,907

		$2,925,276

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - Systems - 4.0%
Fujitsu Ltd.	250,000	$1,853,595
Hitachi Ltd.	426,000	2,933,388
Hon Hai Precision Industry Co. Ltd., GDR	332,510	2,576,953
NICE Systems Ltd., ADR	7,115	556,535

		$7,920,471
Conglomerates - 0.6%
First Pacific Co. Ltd.	1,562,000	$1,255,468

Construction - 0.5%
Bellway PLC	21,731	$900,055

Consumer Products - 2.6%
Essity AB (a)	69,489	$1,929,242
Kao Corp.	15,800	986,215
Reckitt Benckiser Group PLC	22,770	2,158,827

		$5,074,284
Consumer Services - 0.5%
Kroton Educacional S.A.	186,600	$1,065,236

Electrical Equipment - 2.9%
Legrand S.A.	40,900	$2,866,834
Schneider Electric S.A.	29,261	2,359,292
Vesuvius PLC	81,980	612,728

		$5,838,854
Electronics - 3.8%
LG Electronics, Inc.	15,054	$1,088,064
Samsung Electronics Co. Ltd.	1,433	2,943,267
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	95,562	3,532,927

		$7,564,258
Energy - Independent - 0.2%
INPEX Corp.	45,800	$437,857

Energy - Integrated - 5.5%
BP PLC	551,994	$3,177,409
China Petroleum & Chemical Corp.	1,930,000	1,477,264
Eni S.p.A.	111,867	1,753,877
Galp Energia SGPS S.A., “B”	145,267	2,405,501
LUKOIL PJSC, ADR	17,810	895,309
Suncor Energy, Inc.	41,047	1,286,002

		$10,995,362

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Engineering - Construction - 2.0%
Bouygues S.A.	31,623	$1,434,110
Hochtief AG	10,971	1,933,597
Obayashi Corp.	46,400	547,422

		$3,915,129
Food & Beverages - 3.7%
AVI Ltd.	190,775	$1,448,768
Bakkafrost P/f	52,177	2,436,019
Marine Harvest	69,969	1,389,829
Nestle S.A.	7,941	673,654
S Foods, Inc.	36,200	1,387,938

		$7,336,208
Food & Drug Stores - 0.9%
Alimentation Couche-Tard, Inc., “B”	20,207	$964,919
Wesfarmers Ltd.	24,734	838,007

		$1,802,926
Forest & Paper Products - 0.8%
Fibria Celulose S.A.	114,900	$1,525,381

Insurance - 4.7%
AMP Ltd.	202,553	$821,199
AXA	31,674	919,092
MS+AD Insurance Group	44,500	1,468,963
QBE Insurance Group Ltd.	150,106	1,245,771
Tokio Marine Holding, Inc.	52,800	2,108,446
Zurich Insurance Group AG	9,595	2,870,646

		$9,434,117
Internet - 2.7%
Alibaba Group Holding Ltd., ADR (a)	22,899	$3,932,674
Mixi, Inc.	6,200	330,486
Rightmove PLC	21,884	1,166,453

		$5,429,613
Leisure & Toys - 0.3%
SEGA SAMMY Holdings, Inc.	37,400	$537,518

Machinery & Tools - 1.2%
Atlas Copco AB, “A”	62,173	$2,436,607

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - 13.1%
Banco do Brasil S.A.	146,800	$1,431,695
Bank of China Ltd.	2,343,000	1,233,512
BNP Paribas	44,481	3,384,190
China Construction Bank	2,745,000	2,406,249
Industrial & Commercial Bank of China, “H”	3,443,000	2,578,153
Lloyds TSB Group PLC	3,205,333	2,645,223
Mitsubishi UFJ Financial Group, Inc.	187,700	1,150,940
National Australia Bank Ltd.	128,921	3,095,069
Sumitomo Mitsui Financial Group, Inc.	22,200	830,771
Toronto-Dominion Bank	37,036	1,985,500
UBS AG	174,404	2,873,542
Westpac Banking Corp.	97,329	2,419,412

		$26,034,256
Medical Equipment - 0.7%
Nihon Kohden Corp.	31,800	$737,618
Nipro Corp.	45,000	595,170

		$1,332,788
Metals & Mining - 3.4%
Glencore PLC	275,211	$1,279,372
POSCO	2,855	869,717
Rio Tinto Ltd.	65,551	3,175,685
Ternium S.A., ADR	45,537	1,385,691

		$6,710,465
Natural Gas - Distribution - 1.2%
Engie	99,244	$1,656,394
Tokyo Gas Co. Ltd.	151,000	801,048

		$2,457,442
Other Banks & Diversified Financials - 3.8%
DBS Group Holdings Ltd.	26,700	$406,028
Intesa Sanpaolo S.p.A.	541,750	1,829,012
ORIX Corp.	34,100	545,768
Rural Electrification Corp. Ltd.	212,027	559,037
Sberbank of Russia, ADR	136,085	1,857,560
Shinhan Financial Group Co. Ltd.	33,134	1,527,996
Turkiye Garanti Bankasi A.S.	272,255	846,658

		$7,572,059
Pharmaceuticals - 6.5%
Bayer AG	26,796	$3,429,177
Gedeon Richter PLC	28,001	728,660

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Merck KGaA	16,847	$1,850,323
Roche Holding AG	14,093	3,578,545
Sanofi	13,470	1,309,448
Shionogi & Co. Ltd.	38,800	2,045,263

		$12,941,416
Printing & Publishing - 1.6%
Thomson Reuters Corp.	13,330	$609,048
Toppan Printing Co. Ltd.	71,000	711,065
Transcontinental, Inc., “A”	93,864	1,826,543

		$3,146,656
Railroad & Shipping - 1.0%
Canadian National Railway Co.	23,721	$1,921,164

Real Estate - 2.5%
Cheung Kong Property Holdings Ltd.	329,000	$2,888,196
Sun Hung Kai Properties Ltd.	52,000	867,802
TAG Immobilien AG	50,493	842,734
Wheelock & Co. Ltd.	57,000	426,458

		$5,025,190
Restaurants - 0.8%
Greggs PLC	105,745	$1,644,969

Specialty Chemicals - 2.3%
Akzo Nobel N.V.	4,167	$380,974
Covestro AG	10,745	844,360
LG Chem Ltd.	2,686	902,797
PTT Global Chemical PLC	1,100,000	2,534,257

		$4,662,388
Specialty Stores - 0.9%
JD.com, Inc., ADR (a)	12,847	$538,418
K’s Holdings Corp.	54,000	1,207,368

		$1,745,786
Telecommunications - Wireless - 2.1%
SoftBank Corp.	40,500	$3,286,861
Vodafone Group PLC	305,895	875,754

		$4,162,615

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - 2.1%
Altice N.V. (a)	34,752	$801,347
Com Hem Holding AB	80,400	1,198,044
Nippon Television Holdings, Inc.	45,800	2,278,023

		$4,277,414
Tobacco - 1.2%
ITC Ltd.	194,840	$860,266
Japan Tobacco, Inc.	45,800	1,568,120

		$2,428,386
Utilities - Electric Power - 2.4%
Enel S.p.A.	255,740	$1,548,107
Energias de Portugal S.A.	402,577	1,545,575
SSE PLC	89,292	1,645,356

		$4,739,038
Total Common Stocks (Identified Cost, $165,361,502)		$192,874,125

Preferred Stocks - 2.0%
Food & Drug Stores - 0.8%
Cia Brasileira de Distribuicao (a)	70,700	$1,616,879

Other Banks & Diversified Financials - 0.6%
Itau Unibanco Holding S.A.	96,140	$1,232,349

Telephone Services - 0.6%
Telecom Italia S.p.A.	1,347,566	$1,046,747
Total Preferred Stocks (Identified Cost, $3,596,136)		$3,895,975

Investment Companies (h) - 0.8%
Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 1.11% (v) (Identified Cost, $1,552,811)	1,552,926	$1,552,926

Other Assets, Less Liabilities - 0.3%		637,341
Net Assets - 100.0%		$198,960,367

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $1,552,926 and $196,770,100, respectively.

17

Portfolio of Investments – continued

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
PLC	Public Limited Company

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $168,957,638)	$196,770,100
Investments in affiliated issuers, at value (identified cost, $1,552,811)	1,552,926
Foreign currency, at value (identified cost, $8,098)	8,099
Receivables for
Fund shares sold	193,222
Dividends	604,370
Receivable from investment adviser	18,560
Other assets	315
Total assets	$199,147,592
Liabilities
Payables for
Investments purchased	$959
Fund shares reacquired	18,320
Payable to affiliates
Shareholder servicing costs	408
Distribution and service fees	26
Payable for independent Trustees’ compensation	11
Deferred country tax expense payable	53,149
Accrued expenses and other liabilities	114,352
Total liabilities	$187,225
Net assets	$198,960,367
Net assets consist of
Paid-in capital	$165,798,820
Unrealized appreciation (depreciation) (net of $53,149 deferred country tax)	27,767,024
Accumulated net realized gain (loss)	1,938,813
Undistributed net investment income	3,455,710
Net assets	$198,960,367
Shares of beneficial interest outstanding	16,743,942

19

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$534,825	45,151	$11.85
Class B	109,357	9,309	11.75
Class C	132,510	11,281	11.75
Class I	1,258,639	105,975	11.88
Class R1	59,296	5,047	11.75
Class R2	59,880	5,057	11.84
Class R3	60,245	5,059	11.91
Class R4	60,470	5,089	11.88
Class R6	196,685,145	16,551,974	11.88

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.57 [100 / 94.25 x $11.85]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$5,943,862
Dividends from affiliated issuers	17,131
Income on securities loaned	14,330
Foreign taxes withheld	(544,968)
Total investment income	$5,430,355
Expenses
Management fee	$895,635
Distribution and service fees	3,256
Shareholder servicing costs	1,787
Administrative services fee	37,935
Independent Trustees’ compensation	3,431
Custodian fee	67,729
Shareholder communications	10,407
Audit and tax fees	62,296
Legal fees	2,459
Registration fees	121,016
Miscellaneous	24,703
Total expenses	$1,230,654
Reduction of expenses by investment adviser and distributor	(149,691)
Net expenses	$1,080,963
Net investment income (loss)	$4,349,392
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $1,388 country tax)	$2,129,099
Affiliated issuers	(481)
Foreign currency	(50,291)
Net realized gain (loss)	$2,078,327
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $52,969 increase in deferred country tax)	$29,593,168
Affiliated issuers	115
Translation of assets and liabilities in foreign currencies	8,443
Net unrealized gain (loss)	$29,601,726
Net realized and unrealized gain (loss)	$31,680,053
Change in net assets from operations	$36,029,445

See Notes to Financial Statements

21

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
Change in net assets	8/31/17	8/31/16 (c)
From operations
Net investment income (loss)	$4,349,392	$177,772
Net realized gain (loss)	2,078,327	(225,285)
Net unrealized gain (loss)	29,601,726	(1,834,702)
Change in net assets from operations	$36,029,445	$(1,882,215)
Distributions declared to shareholders
From net investment income	$(950,103)	$(20,051)
From net realized gain	—	(16,010)
Total distributions declared to shareholders	$(950,103)	$(36,061)
Change in net assets from fund share transactions	$(564,370)	$166,363,671
Total change in net assets	$34,514,972	$164,445,395
Net assets
At beginning of period	164,445,395	—
At end of period (including undistributed net investment income of $3,455,710 and $55,613, respectively)	$198,960,367	$164,445,395

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

See Notes to Financial Statements

22

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$9.82	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.25
Net realized and unrealized gain (loss)	1.82	(0.32)
Total from investment operations	$2.07	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.06)
From net realized gain	—	(0.05)
Total distributions declared to shareholders	$(0.04)	$(0.11)
Net asset value, end of period (x)	$11.85	$9.82
Total return (%) (r)(s)(t)(x)	21.15	(0.64	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	5.84	(a)
Expenses after expense reductions (f)	0.89	0.89	(a)
Net investment income (loss)	2.34	2.70	(a)
Portfolio turnover	63	64	(n)
Net assets at end of period (000 omitted)	$535	$139

See Notes to Financial Statements

23

Financial Highlights – continued

Class B	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$9.78	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.15
Net realized and unrealized gain (loss)	1.81	(0.28)
Total from investment operations	$1.97	$(0.13)
Less distributions declared to shareholders
From net investment income	$—	$(0.04)
From net realized gain	—	(0.05)
Total distributions declared to shareholders	$—	$(0.09)
Net asset value, end of period (x)	$11.75	$9.78
Total return (%) (r)(s)(t)(x)	20.14	(1.27	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	7.12	(a)
Expenses after expense reductions (f)	1.64	1.63	(a)
Net investment income (loss)	1.51	1.64	(a)
Portfolio turnover	63	64	(n)
Net assets at end of period (000 omitted)	$109	$54

Class C	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$9.78	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.16
Net realized and unrealized gain (loss)	1.81	(0.29)
Total from investment operations	$1.97	$(0.13)
Less distributions declared to shareholders
From net investment income	$—	$(0.04)
From net realized gain	—	(0.05)
Total distributions declared to shareholders	$—	$(0.09)
Net asset value, end of period (x)	$11.75	$9.78
Total return (%) (r)(s)(t)(x)	20.14	(1.27	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	7.03	(a)
Expenses after expense reductions (f)	1.64	1.63	(a)
Net investment income (loss)	1.54	1.70	(a)
Portfolio turnover	63	64	(n)
Net assets at end of period (000 omitted)	$133	$59

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$9.84	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.33
Net realized and unrealized gain (loss)	1.80	(0.37)
Total from investment operations	$2.09	$(0.04)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.07)
From net realized gain	—	(0.05)
Total distributions declared to shareholders	$(0.05)	$(0.12)
Net asset value, end of period (x)	$11.88	$9.84
Total return (%) (r)(s)(t)(x)	21.37	(0.37	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	4.94	(a)
Expenses after expense reductions (f)	0.64	0.64	(a)
Net investment income (loss)	2.70	3.65	(a)
Portfolio turnover	63	64	(n)
Net assets at end of period (000 omitted)	$1,259	$640

Class R1	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$9.78	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.15
Net realized and unrealized gain (loss)	1.82	(0.28)
Total from investment operations	$1.97	$(0.13)
Less distributions declared to shareholders
From net investment income	$—	$(0.04)
From net realized gain	—	(0.05)
Total distributions declared to shareholders	$—	$(0.09)
Net asset value, end of period (x)	$11.75	$9.78
Total return (%) (r)(s)(t)(x)	20.14	(1.27	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	7.19	(a)
Expenses after expense reductions (f)	1.64	1.63	(a)
Net investment income (loss)	1.41	1.60	(a)
Portfolio turnover	63	64	(n)
Net assets at end of period (000 omitted)	$59	$49

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Year ended
	8/31/17		8/31/16 (c)
Net asset value, beginning of period	$9.81		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20		$0.19
Net realized and unrealized gain (loss)	1.83		(0.28)
Total from investment operations	$2.03		$(0.09)
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.05)
From net realized gain	—		(0.05)
Total distributions declared to shareholders	$(0.00	)(w)	$(0.10)
Net asset value, end of period (x)	$11.84		$9.81
Total return (%) (r)(s)(t)(x)	20.74		(0.82	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22		6.68	(a)
Expenses after expense reductions (f)	1.14		1.13	(a)
Net investment income (loss)	1.90		2.11	(a)
Portfolio turnover	63		64	(n)
Net assets at end of period (000 omitted)	$60		$50

Class R3	Year ended
	8/31/17		8/31/16 (c)
Net asset value, beginning of period	$9.84		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23		$0.29
Net realized and unrealized gain (loss)	1.84		(0.34)
Total from investment operations	$2.07		$(0.05)
Less distributions declared to shareholders
From net investment income	$—		$(0.06)
From net realized gain	—		(0.05)
Total distributions declared to shareholders	$—		$(0.11)
Net asset value, end of period (x)	$11.91		$9.84
Total return (%) (r)(s)(t)(x)	21.04		(0.44	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97		5.94	(a)
Expenses after expense reductions (f)	0.89		0.87	(a)
Net investment income (loss)	2.15		3.16	(a)
Portfolio turnover	63		64	(n)
Net assets at end of period (000 omitted)	$60		$50

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$9.84	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.24
Net realized and unrealized gain (loss)	1.84	(0.28)
Total from investment operations	$2.09	$(0.04)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.07)
From net realized gain	—	(0.05)
Total distributions declared to shareholders	$(0.05)	$(0.12)
Net asset value, end of period (x)	$11.88	$9.84
Total return (%) (r)(s)(t)(x)	21.36	(0.37	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	6.18	(a)
Expenses after expense reductions (f)	0.64	0.63	(a)
Net investment income (loss)	2.41	2.60	(a)
Portfolio turnover	63	64	(n)
Net assets at end of period (000 omitted)	$60	$50

Class R6	Year ended
	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$9.84	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.24
Net realized and unrealized gain (loss)	1.84	(0.28)
Total from investment operations	$2.10	$(0.04)
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.07)
From net realized gain	—	(0.05)
Total distributions declared to shareholders	$(0.06)	$(0.12)
Net asset value, end of period (x)	$11.88	$9.84
Total return (%) (r)(s)(t)(x)	21.41	(0.36	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	3.06	(a)
Expenses after expense reductions (f)	0.60	0.60	(a)
Net investment income (loss)	2.43	2.61	(a)
Portfolio turnover	63	64	(n)
Net assets at end of period (000 omitted)	$196,685	$163,355

See Notes to Financial Statements

27

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research International Equity Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet

29

Notes to Financial Statements – continued

offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets.

Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from

30

Notes to Financial Statements – continued

quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$32,464,701	$—	$—	$32,464,701
United Kingdom	22,105,168	—	—	22,105,168
France	18,978,331	—	—	18,978,331
China	14,520,335	—	—	14,520,335
Canada	14,118,813	—	—	14,118,813
South Korea	10,982,318	—	—	10,982,318
Switzerland	10,796,433	—	—	10,796,433
Germany	8,900,190	—	—	8,900,190
Australia	8,419,459	—	—	8,419,459
Other Countries	52,950,095	2,534,257	—	55,484,352
Mutual Funds	1,552,926	—	—	1,552,926
Total	$195,788,769	$2,534,257	$—	$198,323,026

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the

31

Notes to Financial Statements – continued

securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2017, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code,

32

Notes to Financial Statements – continued

and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	8/31/17	8/31/16
Ordinary income (including any short-term capital gains)	$950,103	$36,061

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/17
Cost of investments	$170,803,303
Gross appreciation	28,987,886
Gross depreciation	(1,468,163)
Net unrealized appreciation (depreciation)	$27,519,723
Undistributed ordinary income	5,644,389
Other temporary differences	(2,565)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

33

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/17	Year ended 8/31/16 (c)	Year ended 8/31/17	Year ended 8/31/16 (c)
Class A	$857	$353	$—	$305
Class B	—	194	—	266
Class C	—	194	—	266
Class I	4,033	342	—	266
Class R1	—	194	—	266
Class R2	20	268	—	266
Class R3	—	305	—	266
Class R4	261	342	—	266
Class R6	944,932	17,859	—	13,843
Total	$950,103	$20,051	$—	$16,010

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.50%
Next $1.5 billion of average daily net assets	0.475%
Average daily net assets in excess of $2.5 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2017, this management fee reduction amounted to $13,591, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.60%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2018. For the year ended

34

Notes to Financial Statements – continued

August 31, 2017, this reduction amounted to $136,099, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $382 for the year ended August 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$774
Class B	0.75%	0.25%	1.00%	1.00%	734
Class C	0.75%	0.25%	1.00%	1.00%	819
Class R1	0.75%	0.25%	1.00%	1.00%	529
Class R2	0.25%	0.25%	0.50%	0.50%	266
Class R3	—	0.25%	0.25%	0.25%	134
Total Distribution and Service Fees					$3,256

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2017, this rebate amounted to $1 for Class A, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2017, were as follows:

Amount
Class A	$—
Class B	—
Class C	99

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing

35

Notes to Financial Statements – continued

agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2017, the fee was $274, which equated to 0.0002% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,513.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.0212% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2017, the fee paid by the fund under this agreement was $317 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 14, 2015, MFS purchased 260,000 shares of Class R6 and 5,000 shares each of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 for an aggregate amount of $3,000,000 as an initial investment in the fund. On March 16, 2016, MFS purchased 34,440 shares of Class I for an aggregate amount of $325,806. On September 22, 2016, MFS sold 247,280 shares of Class R6 for an aggregate amount of $2,500,000. On March 16, 2017, MFS bought 40,526 shares of Class I for an aggregate amount of $430,382. On August 15, 2017, MFS sold 5,088 shares of Class I for an aggregate amount of $59,220. On August 15, 2017, MFS sold 16,076 shares of Class R6 for an aggregate amount of $187,129.

36

Notes to Financial Statements – continued

At August 31, 2017, MFS held approximately 54%, 71%, 100%, 100%, 100%, and 100% of the outstanding shares of Class B, Class I, Class R1, Class R2, Class R3, and Class R4, respectively.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended August 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $364,876 and $120,010, respectively. The sales transactions resulted in net realized gains (losses) of $6,183.

(4) Portfolio Securities

For the year ended August 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $114,800,510 and $110,625,294, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/17		Year ended 8/31/16 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	32,427	$340,094	14,637	$139,553
Class B	3,929	42,473	5,434	54,220
Class C	6,235	66,995	6,036	59,994
Class I	83,035	873,923	68,916	639,937
Class R1	—	—	5,000	50,000
Class R2	—	—	5,000	50,000
Class R3	—	—	25,912	238,907
Class R4	—	—	5,000	50,000
Class R6	3,192,064	33,150,497	16,629,085	165,626,422
	3,317,690	$34,473,982	16,765,020	$166,909,033

Shares issued to shareholders in reinvestment of distributions
Class A	87	$857	68	$658
Class B	—	—	47	460
Class C	—	—	47	460
Class I	410	4,033	63	608
Class R1	—	—	47	460
Class R2	2	20	55	534
Class R3	—	—	59	571
Class R4	26	261	63	608
Class R6	96,030	944,932	3,268	31,702
	96,555	$950,103	3,717	$36,061

37

Notes to Financial Statements – continued

	Year ended 8/31/17		Year ended 8/31/16 (c)
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(1,495)	$(15,688)	(573)	$(5,483)
Class B	(95)	(1,002)	(6)	(57)
Class C	(1,037)	(9,924)	—	—
Class I	(42,493)	(474,667)	(3,956)	(38,165)
Class R3	—	—	(20,912)	(201,008)
Class R6	(3,334,592)	(35,487,174)	(33,881)	(336,710)
	(3,379,712)	$(35,988,455)	(59,328)	$(581,423)
Net change
Class A	31,019	$325,263	14,132	$134,728
Class B	3,834	41,471	5,475	54,623
Class C	5,198	57,071	6,083	60,454
Class I	40,952	403,289	65,023	602,380
Class R1	—	—	5,047	50,460
Class R2	2	20	5,055	50,534
Class R3	—	—	5,059	38,470
Class R4	26	261	5,063	50,608
Class R6	(46,498)	(1,391,745)	16,598,472	165,321,414
	34,533	$(564,370)	16,709,409	$166,363,671

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 23%, 21%, 11%, 10%, 8%, 8%, 7%, 7%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve

38

Notes to Financial Statements – continued

funds rate plus an agreed upon spread. For the year ended August 31, 2017, the fund’s commitment fee and interest expense were $1,075 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Affiliated Issuer		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		4,620,081	38,487,019	(41,554,174)	1,552,926

Affiliated Issuer	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(481)	$115	$—	$17,131	$1,552,926

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and Shareholders of MFS Blended Research International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research International Equity Fund (the Fund) (one of the series constituting the MFS Series Trust IV) as of August 31, 2017, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research International Equity Fund (one of the series constituting the MFS Series Trust IV) at August 31, 2017, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 17, 2017

40

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust IV, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	2,201,311,233.258	46,388,645.227
John A. Caroselli	2,195,564,079.536	52,135,798.949
Maureen R. Goldfarb	2,199,397,348.476	48,302,530.009
David H. Gunning	2,196,575,520.974	51,124,357.511
Michael Hegarty	2,193,640,111.688	54,059,766.797
John P. Kavanaugh	2,199,169,775.405	48,530,103.080
Robert J. Manning	2,196,974,268.088	50,725,610.397
Clarence Otis, Jr.	2,190,260,713.031	57,439,165.454
Maryanne L. Roepke	2,204,706,654.805	42,993,223.680
Robin A. Stelmach	2,198,941,576.081	48,758,302.404
Laurie J. Thomsen	2,200,206,330.173	47,493,548.311

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

46

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Claredon Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon
Matt Krummell
Jonathan Sage
Jed Stocks

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

48

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as Lipper performance universe over the one-year period ended December 31, 2016. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 15, 2015, and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

49

Board Review of Investment Advisory Agreement – continued

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other

50

Board Review of Investment Advisory Agreement – continued

factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

51

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

52

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $5,673,585. The fund intends to pass through foreign tax credits of $502,716 for the fiscal year.

53

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2017

MFS® GLOBAL NEW DISCOVERY FUND

GND-ANN

MFS® GLOBAL NEW DISCOVERY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates. However, rates in most developed markets remain very low, with major non-U.S. central banks just beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers fell short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies that could hamper global trade growth. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Fuji Seal International, Inc.	1.4%
Koito Manufacturing Co. Ltd.	1.4%
Bakkafrost P/f	1.4%
Global Payments, Inc.	1.3%
OBIC Business Consultants Co. Ltd.	1.3%
SS&C Technologies Holdings, Inc.	1.2%
Steris PLC	1.2%
Fukuda Denshi Co. Ltd.	1.2%
Bunzl PLC	1.2%
NICE Systems Ltd., ADR	1.1%

Equity sectors
Special Products & Services	17.6%
Technology	10.4%
Autos & Housing	10.2%
Basic Materials	9.4%
Health Care	9.2%
Financial Services	8.5%
Consumer Staples	8.3%
Industrial Goods & Services	8.3%
Leisure	7.4%
Retailing	7.3%
Transportation	1.1%
Utilities & Communications	0.8%
Energy	0.8%

Issuer country weightings (x)
United States	43.3%
Japan	14.1%
United Kingdom	11.6%
Germany	3.6%
Norway	3.2%
France	2.8%
Ireland	2.7%
Mexico	2.1%
Canada	2.0%
Other Countries	14.6%

Currency exposure weightings (y)
United States Dollar	45.0%
Japanese Yen	14.1%
British Pound Sterling	12.3%
Euro	11.6%
Norwegian Krone	3.2%
Mexican Peso	2.1%
Brazilian Real	1.5%
Canadian Dollar	1.4%
Israeli Shekel	1.1%
Other Currencies	7.7%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2017.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2017, Class A shares of the MFS Global New Discovery Fund (“fund”) provided a total return of 16.85%, at net asset value. This compares with a return of 16.27% for the fund’s benchmark, the MSCI All Country World Small Mid Cap Index (net div).

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by larger economies such as Brazil and Russia emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Though hopes have largely faded for pro-growth US policies, market confidence persists. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set to announce tapering of quantitative easing in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory in the first half of the period before tapering off at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional

4

Management Review – continued

policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

Contributors to Performance

Strong stock selection in the retailing, autos & housing and consumer staples sectors contributed to performance relative to the MSCI All Country World Small Mid Cap Index. Although favorable security selection was a positive factor in both the retailing and autos & housing sectors, there were no individual stocks within either sector that were among the fund’s top relative contributors for the reporting period. Within the consumer staples sector, the fund’s overweight positions in salmon products company Bakkafrost (Denmark) and meat products distributor S Foods (Japan), and holdings of tropical produce distributor Fyffes (b)(h) (United Kingdom), aided relative returns.

Stocks in other sectors that benefited relative returns included the fund’s overweight positions in packaging systems manufacturer Fuji Seal International (Japan), concert operator Live Nation, education and training firm Nord Anglia Education (h) (United Kingdom), biochemical manufacturer Borregaard (Norway) and electronics company Cadence Design Systems. Shares of Fuji Seal International advanced during the period on the back of strong operational results. Holding shares of machine and machine parts manufacturer Nissei ASB Machine (b) (Japan) and South American McDonald’s franchise operator Arcos Dorados Holdings (b) (Argentina) further helped relative performance. Shares of Arcos Dorados Holdings benefited from a stronger Brazilian real and effective cost controls.

Detractors from Performance

Weak security selection in the technology sector was a primary factor detracting from relative performance during the reporting period. Within this sector, the fund’s overweight position in technology solutions provider Sabre (h) hurt relative results. Shares of Sabre were hindered by weaker-than-expected margins partially due to weakness in the company’s Travel Network division.

Elsewhere, the fund’s overweight positions in international betting and gaming company Paddy Power Betfair (United Kingdom), shopping center operator Tanger Factory Outlet Centers (h), emergency rooms operator Adeptus Health (h), commercial silica producer U.S. Silica Holdings, senior living community operator Capital Senior Living, processed chicken distributor Scandi Standard (h) (Sweden), food ingredient and prepared food manufacturer Greencore Group (United Kingdom) and distribution and outsourcing service provider Bunzl (United Kingdom) weighed on relative returns. Shares of Paddy Power Betfair were mixed during the reporting period as weakness from the gaming division and general concerns about the impact of Brexit appeared to have weighed on investor sentiment.

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

5

Management Review – continued

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, held back relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Respectfully,

Portfolio Manager(s)

Peter Fruzzetti, Paul Gordon, and Michael Grossman

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective October 1, 2017, Paul Gordon was no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 8/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	12/16/11	16.85%	10.86%	13.01%
B	12/16/11	15.99%	10.02%	12.17%
C	12/16/11	15.99%	10.02%	12.17%
I	12/16/11	17.20%	11.13%	13.30%
R1	12/16/11	15.99%	10.02%	12.17%
R2	12/16/11	16.58%	10.57%	12.72%
R3	12/16/11	16.87%	10.84%	13.01%
R4	12/16/11	17.11%	11.10%	13.27%
R6	1/02/13	17.31%	N/A	10.47%
Comparative benchmark(s)
MSCI All Country World Small Mid Cap Index (net div) (f)		16.27%	11.55%	12.44%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		10.13%	9.56%	11.85%
B With CDSC (Declining over six years from 4% to 0%) (v)		11.99%	9.75%	12.06%
C With CDSC (1% for 12 months) (v)		14.99%	10.02%	12.17%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World Small Mid Cap Index (net div) – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

8

Performance Summary – continued

return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2017 through August 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/17	Ending Account Value 8/31/17	Expenses Paid During Period (p) 3/01/17-8/31/17
A	Actual	1.50%	$1,000.00	$1,130.95	$8.06
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
B	Actual	2.25%	$1,000.00	$1,126.44	$12.06
	Hypothetical (h)	2.25%	$1,000.00	$1,013.86	$11.42
C	Actual	2.25%	$1,000.00	$1,126.44	$12.06
	Hypothetical (h)	2.25%	$1,000.00	$1,013.86	$11.42
I	Actual	1.25%	$1,000.00	$1,132.27	$6.72
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R1	Actual	2.25%	$1,000.00	$1,126.44	$12.06
	Hypothetical (h)	2.25%	$1,000.00	$1,013.86	$11.42
R2	Actual	1.75%	$1,000.00	$1,129.46	$9.39
	Hypothetical (h)	1.75%	$1,000.00	$1,016.38	$8.89
R3	Actual	1.50%	$1,000.00	$1,130.33	$8.05
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
R4	Actual	1.25%	$1,000.00	$1,132.19	$6.72
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R6	Actual	1.16%	$1,000.00	$1,132.80	$6.24
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

8/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.0%
Issuer	Shares/Par	Value ($)
Aerospace - 1.4%
Leidos Holdings, Inc.	4,875	$284,310
MTU Aero Engines Holding AG	1,517	212,375

		$496,685
Alcoholic Beverages - 0.5%
Thai Beverage PLC	277,700	$190,465

Apparel Manufacturers - 0.9%
Burberry Group PLC	5,193	$120,670
Hanesbrands, Inc.	8,201	198,956

		$319,626
Automotive - 6.1%
CoPart, Inc. (a)	7,085	$231,609
Hella KGaA Hueck & Co.	3,924	216,750
Kar Auction Services, Inc.	7,096	319,959
Koito Manufacturing Co. Ltd.	8,200	510,938
LKQ Corp. (a)	6,670	231,115
Plastic Omnium SA	3,893	147,537
Stanley Electric Co. Ltd.	11,900	395,097
Thai Stanley Electric PLC	12,600	80,825
USS Co. Ltd.	5,900	115,977

		$2,249,807
Broadcasting - 0.6%
Nippon BS Broadcasting Corp.	18,100	$201,029

Brokerage & Asset Managers - 1.3%
NASDAQ, Inc.	3,819	$287,876
Rathbone Brothers PLC	5,090	182,977

		$470,853
Business Services - 13.4%
Ahlsell AB	25,756	$180,064
Amadeus IT Holding S.A.	5,577	345,700
Asiakastieto Group Oyj	9,181	245,805
Auto Trader Group PLC	24,522	112,061
Brenntag AG	1,706	90,406
Bunzl PLC	14,585	435,663

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Cerved Information Solutions S.p.A.	22,944	$258,524
Cielo S.A.	11,580	82,513
CoStar Group, Inc. (a)	531	152,195
Diploma PLC	7,267	101,769
Elior Participations SCA	9,522	252,781
Elis S.A. (l)	6,697	156,619
Fiserv, Inc. (a)	1,979	244,822
FleetCor Technologies, Inc. (a)	2,038	293,003
Global Payments, Inc.	5,197	496,262
Ringcentral, Inc. (a)	5,240	221,914
Sodexo	822	95,928
Total System Services, Inc.	3,007	207,844
TravelportWorldwide Ltd.	13,278	201,029
WNS (Holdings) Ltd., ADR (a)	5,121	179,235
Zendesk, Inc. (a)	12,190	334,006
ZPG PLC	54,275	247,395

		$4,935,538
Computer Software - 2.9%
Cadence Design Systems, Inc. (a)	8,020	$315,106
OBIC Business Consultants Co. Ltd.	5,400	276,545
OBIC Co. Ltd.	7,500	470,050

		$1,061,701
Computer Software - Systems - 3.4%
Linx S.A.	13,000	$75,699
NICE Systems Ltd., ADR	5,253	410,890
Servelec Group PLC	40,177	150,533
SS&C Technologies Holdings, Inc.	11,634	450,352
Vantiv, Inc., “A” (a)	2,565	181,320

		$1,268,794
Conglomerates - 0.4%
DCC PLC	1,583	$144,210

Construction - 3.4%
Bovis Homes Group PLC	10,646	$145,097
GMS, Inc. (a)	11,354	365,372
Siteone Landscape Supply, Inc. (a)	4,805	241,403
Somfy SA	1,489	139,857
Techtronic Industries Co. Ltd.	45,500	235,472
Volution Group PLC	58,143	143,415

		$1,270,616

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 0.8%
Dabur India Ltd.	25,784	$127,092
Mitsubishi Pencil Co. Ltd.	5,900	154,940

		$282,032
Consumer Services - 3.3%
51job, Inc., ADR (a)	3,326	$197,564
Asante, Inc.	15,800	268,040
Bright Horizons Family Solutions, Inc. (a)	4,650	371,675
China Maple Leaf Educational Systems	200,000	169,696
Heian Ceremony Service Co.	24,900	217,664

		$1,224,639
Containers - 3.3%
Berry Global Group, Inc. (a)	6,436	$361,961
Fuji Seal International, Inc.	16,900	511,912
Mayr-Melnhof Karton AG	1,442	196,125
RPC Group PLC	11,384	136,460

		$1,206,458
Electrical Equipment - 2.7%
AMETEK, Inc.	4,966	$314,100
IMI PLC	8,817	129,404
Sensata Technologies Holding B.V. (a)	8,102	361,835
WESCO International, Inc. (a)	3,844	193,930

		$999,269
Electronics - 1.6%
Analog Devices, Inc.	2,350	$196,624
Inphi Corp. (a)	5,650	216,338
Mercury Systems, Inc. (a)	3,942	190,202

		$603,164
Entertainment - 1.2%
Live Nation, Inc. (a)	9,127	$364,715
Merlin Entertainment	13,908	82,962

		$447,677
Food & Beverages - 7.1%
Bakkafrost P/f	10,780	$503,292
Blue Buffalo Pet Products, Inc. (a)	12,852	331,067
Cranswick PLC	6,182	239,019
Greencore Group PLC	85,079	225,532
Grupo Lala S.A.B. de C.V.	58,465	103,790
Leroy Seafood Group A.S.A.	16,630	110,610

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
M. Dias Branco S.A. Industria e Comercio de Alimentos	10,700	$166,898
Qinqin Foodstuffs Group (Cayman) Co. Ltd. (a)	3,000	809
S Foods, Inc.	7,100	272,220
Snyders-Lance, Inc.	9,384	333,320
Total Produce PLC	122,666	316,150

		$2,602,707
Food & Drug Stores - 1.1%
Booker Group PLC	109,967	$284,397
Clicks Group Ltd.	10,960	125,365

		$409,762
Forest & Paper Products - 0.6%
Fibria Celulose S.A.	17,600	$233,653

Furniture & Appliances - 0.7%
SEB S.A.	1,433	$260,323

Gaming & Lodging - 1.4%
Dalata Hotel Group PLC (a)	45,377	$265,666
Paddy Power Betfair PLC	2,922	257,501

		$523,167
General Merchandise - 2.6%
B&M European Value Retail S.A.	31,402	$151,217
Dollar Tree, Inc. (a)	1,920	152,909
Dollarama, Inc.	3,369	332,030
Five Below, Inc. (a)	3,374	160,501
Seria Co. Ltd.	3,000	164,279

		$960,936
Insurance - 0.5%
Sony Financial Holdings, Inc.	11,300	$179,057

Internet - 2.5%
GrubHub, Inc. (a)	5,400	$308,286
LogMeIn, Inc.	2,979	340,798
Rightmove PLC	5,046	268,960

		$918,044
Leisure & Toys - 0.4%
Thule Group AB	6,882	$131,824

Machinery & Tools - 3.6%
Daikin Industries Ltd.	2,000	$200,027
Nissei ASB Machine Co. Ltd.	8,800	353,809

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - continued
Ritchie Bros. Auctioneers, Inc.	8,167	$242,887
Shima Seiki MFG Ltd.	3,600	182,726
Spirax Sarco Engineering PLC	2,506	182,117
WABCO Holdings, Inc. (a)	1,241	178,232

		$1,339,798
Medical & Health Technology & Services - 3.0%
Capital Senior Living Corp. (a)	12,014	$149,334
Healthcare Services Group, Inc.	5,171	264,755
INC Research Holdings, Inc., “A” (a)	5,237	307,412
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	352,514	401,141

		$1,122,642
Medical Equipment - 5.8%
Fisher & Paykel Healthcare Corp. Ltd.	24,396	$206,167
Fukuda Denshi Co. Ltd.	5,800	440,533
Gerresheimer AG	2,662	209,406
Nakanishi, Inc.	2,700	116,660
NxStage Medical, Inc. (a)	5,635	157,780
PerkinElmer, Inc.	4,262	285,511
Sonova Holding AG	537	90,774
Steris PLC	5,098	444,342
Techno Medica Co. Ltd.	9,600	170,457

		$2,121,630
Natural Gas - Pipeline - 0.4%
EQT Midstream Partners LP	2,018	$154,115

Oil Services - 0.7%
Aker Solutions ASA (a)	31,025	$145,128
U.S. Silica Holdings, Inc.	4,745	129,112

		$274,240
Other Banks & Diversified Financials - 1.3%
AEON Thana Sinsap Public Co. Ltd.	59,100	$185,105
Bank of the Ozarks, Inc.	3,892	167,200
First Republic Bank	1,339	129,950

		$482,255
Pharmaceuticals - 0.4%
Genomma Lab Internacional S.A., “B” (a)	121,674	$155,910

Pollution Control - 0.6%
Clean Harbors, Inc. (a)	4,396	$237,780

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Railroad & Shipping - 0.7%
DPWorld Ltd.	8,088	$185,539
StealthGas, Inc. (a)	20,983	67,565

		$253,104
Real Estate - 5.4%
Big Yellow Group PLC, REIT	18,146	$189,711
Concentradora Fibra Danhos S.A. de C.V., REIT	102,995	179,788
Fibra Uno Administracion S.A.	93,998	167,658
Hibernia PLC, REIT	97,078	165,029
LEG Immobilien AG	1,850	186,978
Medical Properties Trust, Inc., REIT	10,024	131,916
OUTFRONT Media, Inc., REIT	6,582	144,804
PLA Administratora Industrial, S.A. de R.L. de C.V.	104,912	178,381
STAG Industrial, Inc., REIT	10,700	299,493
Store Capital Corp., REIT	14,081	357,376

		$2,001,134
Restaurants - 3.8%
Aramark	5,821	$236,857
Arcos Dorados Holdings, Inc. (a)	18,160	156,176
Dave & Buster’s, Inc. (a)	2,618	153,048
Domino’s Pizza Group PLC	37,629	131,572
Performance Food Group Co. (a)	13,034	362,345
U.S. Foods Holding Corp. (a)	13,627	374,061

		$1,414,059
Special Products & Services - 0.5%
Boyd Group Income Fund, IEU	2,375	$177,733

Specialty Chemicals - 5.2%
Axalta Coating Systems Ltd. (a)	10,415	$307,451
Borregaard ASA	27,613	322,118
Croda International PLC	6,419	318,902
Ferro Corp. (a)	9,854	189,887
IMCD Group NV	2,300	135,273
RPM International, Inc.	3,783	185,253
Symrise AG	4,082	298,368
Univar, Inc. (a)	6,316	178,174

		$1,935,426
Specialty Stores - 2.7%
Dufry AG (a)	1,315	$202,677
Just Eat PLC (a)	16,680	143,649
Lululemon Athletica, Inc. (a)	3,230	185,886

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - continued
Michaels Co., Inc. (a)	9,373	$210,424
Tractor Supply Co.	2,502	148,894
XXL ASA	9,953	99,749

		$991,279
Telephone Services - 0.3%
TDC A.S.	20,432	$121,728

Trucking - 0.5%
Swift Transportation Co. (a)	6,003	$168,384
Total Common Stocks (Identified Cost, $29,036,816)		$36,543,253

Preferred Stocks - 0.3%
Specialty Chemicals - 0.3%
Fuchs Petrolub SE (Identified Cost, $57,990)	1,858	$103,294

Investment Companies (h) - 0.7%
Money Market Funds - 0.7%
MFS Institutional Money Market Portfolio, 1.11% (v) (Identified Cost, $260,541)	260,547	$260,547

Collateral for Securities Loaned - 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.01% (j) (Identified Cost, $145,852)	145,852	$145,852

Other Assets, Less Liabilities - (0.4)%		(132,789)
Net Assets - 100.0%		$36,920,157

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $260,547 and $36,792,399, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IEU	International Equity Unit
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $137,793 of securities on loan (identified cost, $29,240,658)	$36,792,399
Investments in affiliated issuers, at value (identified cost, $260,541)	260,547
Foreign currency, at value (identified cost, $490)	492
Receivables for
Fund shares sold	71,516
Interest and dividends	40,996
Receivable from investment adviser	21,781
Other assets	81
Total assets	$37,187,812
Liabilities
Payables for fund shares reacquired	$20,284
Collateral for securities loaned, at value	145,852
Payable to affiliates
Shareholder servicing costs	7,789
Distribution and service fees	458
Payable for independent Trustees’ compensation	15
Deferred country tax expense payable	2,308
Accrued expenses and other liabilities	90,949
Total liabilities	$267,655
Net assets	$36,920,157
Net assets consist of
Paid-in capital	$28,569,675
Unrealized appreciation (depreciation) (net of $2,308 deferred country tax)	7,549,547
Accumulated net realized gain (loss)	812,503
Accumulated distributions in excess of net investment income	(11,568)
Net assets	$36,920,157
Shares of beneficial interest outstanding	2,019,906

19

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$7,893,152	431,121	$18.31
Class B	1,512,611	86,171	17.55
Class C	4,943,874	281,656	17.55
Class I	17,606,494	952,329	18.49
Class R1	61,651	3,513	17.55
Class R2	115,314	6,384	18.06
Class R3	115,897	6,333	18.30
Class R4	62,045	3,353	18.50
Class R6	4,609,119	249,046	18.51

(a)	Maximum offering price per share was equal to the net asset value per share for all share Classes, except for Class A, for which the maximum offering price per share was $19.43 [100 / 94.25 x $18.31]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per Share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$415,631
Dividends from affiliated issuers	2,567
Income on securities loaned	1,466
Interest	28
Foreign taxes withheld	(28,876)
Total investment income	$390,816
Expenses
Management fee	$271,792
Distribution and service fees	85,625
Shareholder servicing costs	35,776
Administrative services fee	17,500
Independent Trustees’ compensation	1,254
Custodian fee	31,673
Shareholder communications	19,787
Audit and tax fees	56,364
Legal fees	831
Registration fees	120,441
Miscellaneous	19,053
Total expenses	$660,096
Reduction of expenses by investment adviser and distributor	(229,174)
Net expenses	$430,922
Net investment income (loss)	$(40,106)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$1,331,281
Affiliated issuers	61
Foreign currency	(3,365)
Net realized gain (loss)	$1,327,977
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $2,308 increase in deferred country tax)	$3,200,391
Affiliated issuers	6
Translation of assets and liabilities in foreign currencies	814
Net unrealized gain (loss)	$3,201,211
Net realized and unrealized gain (loss)	$4,529,188
Change in net assets from operations	$4,489,082

See Notes to Financial Statements

21

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/17	8/31/16
Change in net assets
From operations
Net investment income (loss)	$(40,106)	$(6,875)
Net realized gain (loss)	1,327,977	443,916
Net unrealized gain (loss)	3,201,211	885,530
Change in net assets from operations	$4,489,082	$1,322,571
Distributions declared to shareholders
From net investment income	$(59,859)	$(27,008)
Change in net assets from fund share transactions	$6,930,132	$(928,282)
Total change in net assets	$11,359,355	$367,281
Net assets
At beginning of period	25,560,802	25,193,521
At end of period (including accumulated distributions in excess of net investment income of $11,568 and undistributed net investment income of $58,828, respectively)	$36,920,157	$25,560,802

See Notes to Financial Statements

22

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$15.69	$14.85	$15.58	$14.64	$12.01
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.01	$(0.02)	$(0.05)	$(0.03)
Net realized and unrealized gain (loss)	2.66	0.84	(0.06)	1.48	2.85
Total from investment operations	$2.64	$0.85	$(0.08)	$1.43	$2.82
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.01)	$—	$—	$—
From net realized gain	—	—	(0.65)	(0.49)	(0.19)
Total distributions declared to shareholders	$(0.02)	$(0.01)	$(0.65)	$(0.49)	$(0.19)
Net asset value, end of period (x)	$18.31	$15.69	$14.85	$15.58	$14.64
Total return (%) (r)(s)(t)(x)	16.85	5.75	(0.30)	9.84	23.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.33	2.35	2.34	2.27	3.08
Expenses after expense reductions (f)	1.50	1.50	1.50	1.50	1.49
Net investment income (loss)	(0.15)	0.07	(0.17)	(0.33)	(0.19)
Portfolio turnover	37	37	35	53	39
Net assets at end of period (000 omitted)	$7,893	$11,699	$14,144	$16,309	$13,661

See Notes to Financial Statements

23

Financial Highlights – continued

Class B	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$15.13	$14.42	$15.26	$14.46	$11.95
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13)	$(0.09)	$(0.13)	$(0.16)	$(0.14)
Net realized and unrealized gain (loss)	2.55	0.80	(0.06)	1.45	2.84
Total from investment operations	$2.42	$0.71	$(0.19)	$1.29	$2.70
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	—	—	(0.65)	(0.49)	(0.19)
Total distributions declared to shareholders	$—	$—	$(0.65)	$(0.49)	$(0.19)
Net asset value, end of period (x)	$17.55	$15.13	$14.42	$15.26	$14.46
Total return (%) (r)(s)(t)(x)	15.99	4.92	(1.05)	8.98	22.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.07	3.09	3.08	3.02	4.11
Expenses after expense reductions (f)	2.25	2.25	2.25	2.25	2.25
Net investment income (loss)	(0.83)	(0.62)	(0.90)	(1.06)	(1.00)
Portfolio turnover	37	37	35	53	39
Net assets at end of period (000 omitted)	$1,513	$1,188	$769	$522	$447

Class C	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$15.13	$14.42	$15.26	$14.46	$11.95
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13)	$(0.09)	$(0.13)	$(0.16)	$(0.13)
Net realized and unrealized gain (loss)	2.55	0.80	(0.06)	1.45	2.83
Total from investment operations	$2.42	$0.71	$(0.19)	$1.29	$2.70
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	—	—	(0.65)	(0.49)	(0.19)
Total distributions declared to shareholders	$—	$—	$(0.65)	$(0.49)	$(0.19)
Net asset value, end of period (x)	$17.55	$15.13	$14.42	$15.26	$14.46
Total return (%) (r)(s)(t)(x)	15.99	4.92	(1.05)	8.98	22.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.08	3.09	3.08	3.02	3.92
Expenses after expense reductions (f)	2.25	2.24	2.24	2.24	2.23
Net investment income (loss)	(0.84)	(0.64)	(0.91)	(1.05)	(0.95)
Portfolio turnover	37	37	35	53	39
Net assets at end of period (000 omitted)	$4,944	$5,017	$4,737	$4,681	$2,298

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$15.86	$15.00	$15.69	$14.71	$12.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.07	$0.01	$(0.01)	$—
Net realized and unrealized gain (loss)	2.67	0.82	(0.05)	1.48	2.87
Total from investment operations	$2.71	$0.89	$(0.04)	$1.47	$2.87
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.03)	$—	$—	$—
From net realized gain	—	—	(0.65)	(0.49)	(0.19)
Total distributions declared to shareholders	$(0.08)	$(0.03)	$(0.65)	$(0.49)	$(0.19)
Net asset value, end of period (x)	$18.49	$15.86	$15.00	$15.69	$14.71
Total return (%) (r)(s)(t)(x)	17.20	5.98	(0.03)	10.07	24.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.06	2.06	2.08	2.02	3.16
Expenses after expense reductions (f)	1.25	1.25	1.25	1.25	1.25
Net investment income (loss)	0.21	0.44	0.08	(0.09)	(0.01)
Portfolio turnover	37	37	35	53	39
Net assets at end of period (000 omitted)	$17,606	$5,052	$4,596	$4,808	$4,873

Class R1	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$15.13	$14.42	$15.26	$14.46	$11.95
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.14)	$(0.10)	$(0.13)	$(0.16)	$(0.14)
Net realized and unrealized gain (loss)	2.56	0.81	(0.06)	1.45	2.84
Total from investment operations	$2.42	$0.71	$(0.19)	$1.29	$2.70
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	—	—	(0.65)	(0.49)	(0.19)
Total distributions declared to shareholders	$—	$—	$(0.65)	$(0.49)	$(0.19)
Net asset value, end of period (x)	$17.55	$15.13	$14.42	$15.26	$14.46
Total return (%) (r)(s)(t)(x)	15.99	4.92	(1.05)	8.98	22.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.08	3.12	3.08	3.02	4.19
Expenses after expense reductions (f)	2.25	2.25	2.25	2.25	2.25
Net investment income (loss)	(0.86)	(0.70)	(0.92)	(1.07)	(1.03)
Portfolio turnover	37	37	35	53	39
Net assets at end of period (000 omitted)	$62	$66	$287	$290	$147

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$15.50	$14.71	$15.47	$14.58	$11.99
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.03)	$(0.06)	$(0.09)	$(0.07)
Net realized and unrealized gain (loss)	2.62	0.82	(0.05)	1.47	2.85
Total from investment operations	$2.57	$0.79	$(0.11)	$1.38	$2.78
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$—	$—	$—
From net realized gain	—	—	(0.65)	(0.49)	(0.19)
Total distributions declared to shareholders	$(0.01)	$—	$(0.65)	$(0.49)	$(0.19)
Net asset value, end of period (x)	$18.06	$15.50	$14.71	$15.47	$14.58
Total return (%) (r)(s)(t)(x)	16.58	5.37	(0.50)	9.53	23.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.57	2.59	2.58	2.52	3.68
Expenses after expense reductions (f)	1.75	1.75	1.75	1.75	1.75
Net investment income (loss)	(0.32)	(0.17)	(0.42)	(0.57)	(0.53)
Portfolio turnover	37	37	35	53	39
Net assets at end of period (000 omitted)	$115	$89	$188	$184	$153

Class R3	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$15.70	$14.85	$15.58	$14.64	$12.01
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.01	$(0.02)	$(0.05)	$(0.04)
Net realized and unrealized gain (loss)	2.66	0.84	(0.06)	1.48	2.86
Total from investment operations	$2.64	$0.85	$(0.08)	$1.43	$2.82
Less distributions declared to shareholders
From net investment income	$(0.04)	$—	$—	$—	$—
From net realized gain	—	—	(0.65)	(0.49)	(0.19)
Total distributions declared to shareholders	$(0.04)	$—	$—	$—	$—
Net asset value, end of period (x)	$18.30	$15.70	$14.85	$15.58	$14.64
Total return (%) (r)(s)(t)(x)	16.87	5.72	(0.30)	9.84	23.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.32	2.34	2.33	2.27	3.43
Expenses after expense reductions (f)	1.50	1.50	1.50	1.50	1.50
Net investment income (loss)	(0.13)	0.07	(0.17)	(0.34)	(0.28)
Portfolio turnover	37	37	35	53	39
Net assets at end of period (000 omitted)	$116	$80	$181	$175	$158

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14		8/31/13
Net asset value, beginning of period	$15.87	$15.00	$15.69	$14.71		$12.04
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.05	$0.01	$(0.01)		$—
Net realized and unrealized gain (loss)	2.67	0.83	(0.05)	1.48		2.86
Total from investment operations	$2.70	$0.88	$(0.04)	$1.47		$2.86
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.01)	$—	$—		$—
From net realized gain	—	—	(0.65)	(0.49)		(0.19)
Total distributions declared to shareholders	$(0.07)	$(0.01)	$(0.65)	$(0.49)		$(0.19)
Net asset value, end of period (x)	$18.50	$15.87	$15.00	$15.69		$14.71
Total return (%) (r)(s)(t)(x)	17.11	5.91	(0.03)	10.07		24.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.09	2.09	2.02		3.19
Expenses after expense reductions (f)	1.25	1.25	1.25	1.25		1.25
Net investment income (loss)	0.18	0.30	0.08	(0.08)		(0.03)
Portfolio turnover	37	37	35	53		39
Net assets at end of period (000 omitted)	$62	$53	$164	$164		$149

Class R6	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14		8/31/13 (i)
Net asset value, beginning of period	$15.87	$15.03	$15.70	$14.71		$12.68
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.07	$0.03	$(0.00	)(w)	$(0.00	)(w)
Net realized and unrealized gain (loss)	2.70	0.84	(0.05)	1.48		2.03	(g)
Total from investment operations	$2.73	$0.91	$(0.02)	$1.48		$2.03
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.07)	$—	$—		$—
From net realized gain	—	—	(0.65)	(0.49)		—
Total distributions declared to shareholders	$(0.09)	$(0.07)	$(0.65)	$(0.49)		$—
Net asset value, end of period (x)	$18.51	$15.87	$15.03	$15.70		$14.71
Total return (%) (r)(s)(t)(x)	17.31	6.06	0.10	10.14		16.01	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	1.98	1.98	1.92		2.79	(a)
Expenses after expense reductions (f)	1.15	1.13	1.15	1.14		1.22	(a)
Net investment income (loss)	0.21	0.44	0.19	0.03		(0.04	)(a)
Portfolio turnover	37	37	35	53		39
Net assets at end of period (000 omitted)	$4,609	$2,317	$128	$128		$116

See Notes to Financial Statements

27

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, January 2, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global New Discovery Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or

29

Notes to Financial Statements – continued

exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

30

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$15,696,489	$—	$—	$15,696,489
Japan	5,201,960	—	—	5,201,960
United Kingdom	4,267,692	—	—	4,267,692
Germany	1,317,577	—	—	1,317,577
Norway	1,180,897	—	—	1,180,897
France	1,053,043	—	—	1,053,043
Ireland	1,004,346	—	—	1,004,346
Mexico	785,527	—	—	785,527
Canada	752,650	—	—	752,650
Other Countries	5,120,436	265,930	—	5,386,366
Mutual Funds	406,399	—	—	406,399
Total	$36,787,016	$265,930	$—	$37,052,946

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Zero Strike Warrants – The fund invested in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets that place restrictions on direct investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. To the extent the fund invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike

31

Notes to Financial Statements – continued

warrants will involve risks similar to the risks of investing in foreign securities. Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $137,793. The fair value of the fund’s investment securities on loan and a related liability of $145,852 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

32

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

33

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/17	Year ended 8/31/16
Ordinary income (including any short-term capital gains)	$59,859	$27,008

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/17
Cost of investments	$29,770,007
Gross appreciation	8,022,950
Gross depreciation	(740,011)
Net unrealized appreciation (depreciation)	$7,282,939
Undistributed ordinary income	140,565
Undistributed long-term capital gain	932,305
Late year ordinary loss deferral	(10,718)
Other temporary differences	5,391

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 8/31/17	Year ended 8/31/16
Class A	$14,293	$12,312
Class I	31,973	4,732
Class R2	47	—
Class R3	214	—
Class R4	243	50
Class R6	13,089	9,914
Total	$59,859	$27,008

34

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.975%
Next $1.5 billion of average daily net assets	0.90%
Average daily net assets in excess of $2.5 billion	0.85%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2017, this management fee reduction amounted to $2,116, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.97% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.50%	2.25%	2.25%	1.25%	2.25%	1.75%	1.50%	1.25%	1.22%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2018. For the year ended August 31, 2017, this reduction amounted to $226,613, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $3,540 for the year ended August 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

35

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$22,795
Class B	0.75%	0.25%	1.00%	1.00%	12,830
Class C	0.75%	0.25%	1.00%	1.00%	48,666
Class R1	0.75%	0.25%	1.00%	1.00%	613
Class R2	0.25%	0.25%	0.50%	0.50%	504
Class R3	—	0.25%	0.25%	0.25%	217
Total Distribution and Service Fees					$85,625

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2017, this rebate amounted to $229 and $216 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2017, were as follows:

Amount
Class A	$256
Class B	1,787
Class C	541

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2017, the fee was $5,681, which equated to 0.0204% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $30,095.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on

36

Notes to Financial Statements – continued

average daily net assets. The administrative services fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.0628% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2017, the fee paid by the fund under this agreement was $47 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 10,958 shares of Class A, 7,510 shares of Class B, 10,976 shares of Class C, 27,988 shares of Class I, 7,510 shares of Class R1, 7,567 shares of Class R2, 7,593 shares of Class R3, 7,620 shares of Class R4, and 5,182 shares of Class R6 for an aggregate amount of $1,350,384. On June 29, 2016, MFS redeemed 3,466 shares of Class B for an aggregate amount of $49,396. On March 16, 2017, MFS redeemed 2,470 shares of Class I for an aggregate amount of $40,750.

At August 31, 2017, MFS held approximately 99%, 53%, 53%, and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4, respectively.

(4) Portfolio Securities

For the year ended August 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $17,316,998 and $10,148,816, respectively.

37

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	88,458	$1,456,016	158,392	$2,318,571
Class B	15,966	256,375	41,987	604,821
Class C	38,470	617,755	56,866	798,856
Class I	901,999	15,445,210	210,226	3,216,833
Class R1	10	162	1,343	18,843
Class R2	763	12,159	483	7,162
Class R3	2,275	39,470	708	10,614
Class R6	135,405	2,399,263	199,293	2,946,758
	1,183,346	$20,226,410	669,298	$9,922,458

Shares issued to shareholders in reinvestment of distributions
Class A	913	$14,271	846	$12,281
Class I	2,029	31,973	324	4,732
Class R2	3	47	—	—
Class R3	14	214	—	—
Class R4	16	243	3	50
Class R6	19	306	15	217
	2,994	$47,054	1,188	$17,280

Shares reacquired
Class A	(404,026)	$(6,520,285)	(365,816)	$(5,446,585)
Class B	(8,306)	(129,365)	(16,774)	(235,868)
Class C	(88,368)	(1,409,046)	(53,802)	(765,406)
Class I	(270,179)	(4,704,824)	(198,491)	(2,945,826)
Class R1	(886)	(13,503)	(16,862)	(240,919)
Class R2	(92)	(1,588)	(7,574)	(109,523)
Class R3	(1,058)	(17,688)	(7,791)	(113,541)
Class R4	—	—	(7,620)	(112,395)
Class R6	(32,359)	(547,033)	(61,837)	(897,957)
	(805,274)	$(13,343,332)	(736,567)	$(10,868,020)

38

Notes to Financial Statements – continued

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Net change
Class A	(314,655)	$(5,049,998)	(206,578)	$(3,115,733)
Class B	7,660	127,010	25,213	368,953
Class C	(49,898)	(791,291)	3,064	33,450
Class I	633,849	10,772,359	12,059	275,739
Class R1	(876)	(13,341)	(15,519)	(222,076)
Class R2	674	10,618	(7,091)	(102,361)
Class R3	1,231	21,996	(7,083)	(102,927)
Class R4	16	243	(7,617)	(112,345)
Class R6	103,065	1,852,536	137,471	2,049,018
	381,066	$6,930,132	(66,081)	$(928,282)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2017, the fund’s commitment fee and interest expense were $177 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Affiliated Issuer		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		656,191	11,747,604	(12,143,248)	260,547

Affiliated Issuer	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$61	$6	$—	$2,567	$260,547

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and Shareholders of MFS Global New Discovery Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global New Discovery Fund (the Fund) (one of the series constituting the MFS Series Trust IV) as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global New Discovery Fund (one of the series constituting the MFS Series Trust IV) at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2017

40

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust IV, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	2,201,311,233.258	46,388,645.227
John A. Caroselli	2,195,564,079.536	52,135,798.949
Maureen R. Goldfarb	2,199,397,348.476	48,302,530.009
David H. Gunning	2,196,575,520.974	51,124,357.511
Michael Hegarty	2,193,640,111.688	54,059,766.797
John P. Kavanaugh	2,199,169,775.405	48,530,103.080
Robert J. Manning	2,196,974,268.088	50,725,610.397
Clarence Otis, Jr.	2,190,260,713.031	57,439,165.454
Maryanne L. Roepke	2,204,706,654.805	42,993,223.680
Robin A. Stelmach	2,198,941,576.081	48,758,302.404
Laurie J. Thomsen	2,200,206,330.173	47,493,548.311

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

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Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Claredon Street Boston, MA 02116
Portfolio Manager(s)
Peter Fruzzetti
Paul Gordon
Michael Grossman

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

48

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation

49

Board Review of Investment Advisory Agreement – continued

for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the

50

Board Review of Investment Advisory Agreement – continued

Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

51

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

52

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $146,504 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 46.15% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $325,309. The fund intends to pass through foreign tax credits of $28,257 for the fiscal year.

53

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2017

MFS® MID CAP GROWTH FUND

OTC-ANN

MFS® MID CAP GROWTH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates. However, rates in most developed markets remain very low, with major non-U.S. central banks just beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers fell short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies that could hamper global trade growth. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bright Horizons Family Solutions, Inc.	2.6%
NVIDIA Corp.	2.6%
Roper Technologies, Inc.	2.4%
Amphenol Corp., “A”	2.3%
Electronic Arts, Inc.	2.1%
SBA Communications Corp.	2.1%
PerkinElmer, Inc.	2.0%
C.R. Bard, Inc.	2.0%
Constellation Brands, Inc., “A”	1.7%
AMETEK, Inc.	1.7%

Equity sectors
Technology	15.4%
Industrial Goods & Services	14.5%
Health Care	14.0%
Leisure	12.7%
Special Products & Services	12.5%
Financial Services	7.9%
Consumer Staples	5.8%
Autos & Housing	5.6%
Basic Materials	3.1%
Retailing	2.8%
Utilities & Communications	2.1%
Transportation	0.9%
Energy	0.7%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2017.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2017, Class A shares of the MFS Mid Cap Growth Fund (“fund”) provided a total return of 16.44%, at net asset value. This compares with a return of 14.52% for the fund’s benchmark, the Russell Midcap® Growth Index.

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by larger economies such as Brazil and Russia emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Though hopes have largely faded for pro-growth US policies, market confidence persists. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set to announce tapering of quantitative easing in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory in the first half of the period before tapering off at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional

Management Review – continued

policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

Contributors to Performance

Strong stock selection in the leisure sector contributed to performance relative to the Russell Midcap® Growth Index. Within this sector, the fund’s positions in internet TV show and movie subscription services provider Netflix (b) and cable services provider Charter Communications (b) bolstered relative results. Shares of Netflix appreciated after the company reported strong performance in both domestic and international markets with robust subscription base expansion reflecting the popularity of its original content programming. Additionally, overweight positions in game software developer Take-Two Interactive Software and video game maker Electronic Arts also supported relative returns.

An underweight position in the retailing sector boosted relative performance. Here, not owning shares of performance apparel producer Under Armour and automotive replacement parts distributor Autozone helped relative results. Shares of Under Armour depreciated throughout the period given slowed apparel trends, particularly in North America. The company’s results came in below market expectations on the back of weakened demand in its domestic wholesale channel, slower demand for footwear and apparel and foreign exchange currency headwinds.

Stocks in other sectors that contributed to relative performance included overweight positions in computer graphics processors maker NVIDIA, integrated circuits and electronic devices manufacturer Cadence Design Systems, medical products manufacturer C.R. Bard and multimedia software company Autodesk. Shares of NVIDIA advanced during the period as increased demand in its Pascal and deep learning data center units, as well as stronger-than-anticipated performance in its automotive and gaming segments, led to positive results.

Detractors from Performance

Security selection in the autos & housing sector weighed on relative performance, led by an overweight position in auto parts provider LKQ. The share price of LKQ declined during the first half of the reporting period, owing primarily to a lowered sales outlook for the company’s Parts & Services division.

Stocks in other sectors that detracted from relative performance included overweight positions in global fleet vehicle fuel card provider FleetCor Technologies, farm and ranch products retailer Tractor Supply, flow control equipment manufacturer Flowserve, aerospace components manufacturer Transdigm Group and commercial products manufacturer Newell Brands. Shares of FleetCor Technologies declined after the company reported a weaker-than-anticipated revenue outlook. The stock was further pressured as FleetCor engaged in a legal battle with a former customer, Chevron, on the grounds of unfair pricing practices and improper customer servicing processes. Additionally, not owning shares of wafer processing semiconductor equipment manufacturer Lam Research, biopharmaceutical company Incyte Pharmaceutical and invasive surgery instruments manufacturer Intuitive Surgical also held back relative returns.

Management Review – continued

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)
Eric Fischman, Paul Gordon, and Matthew Sabel

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 8/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	12/01/93	16.44%	14.79%	6.46%	N/A
B	12/01/93	15.56%	13.94%	5.66%	N/A
C	8/01/94	15.48%	13.92%	5.66%	N/A
I	1/02/97	16.70%	15.07%	6.71%	N/A
R1	4/01/05	15.54%	13.94%	5.65%	N/A
R2	10/31/03	16.14%	14.51%	6.18%	N/A
R3	4/01/05	16.39%	14.78%	6.43%	N/A
R4	4/01/05	16.70%	15.06%	6.69%	N/A
R6	1/02/13	16.84%	N/A	N/A	15.28%
529A	7/31/02	16.38%	14.78%	6.37%	N/A
529B	7/31/02	15.47%	13.87%	5.58%	N/A
529C	7/31/02	15.48%	13.87%	5.57%	N/A
Comparative benchmark(s)
Russell Midcap® Growth Index (f)		14.52%	13.99%	8.32%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		9.75%	13.44%	5.83%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		11.56%	13.70%	5.66%	N/A
C With CDSC (1% for 12 months) (v)		14.48%	13.92%	5.66%	N/A
529A With initial Sales Charge (5.75%)		9.68%	13.43%	5.74%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		11.47%	13.63%	5.58%	N/A
529C With CDSC (1% for 12 months) (v)		14.48%	13.87%	5.57%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition(s)

Russell Midcap® Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2017 through August 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/17	Ending Account Value 8/31/17	Expenses Paid During Period (p) 3/01/17-8/31/17
A	Actual	1.21%	$1,000.00	$1,117.65	$6.46
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16
B	Actual	1.96%	$1,000.00	$1,113.97	$10.44
	Hypothetical (h)	1.96%	$1,000.00	$1,015.32	$9.96
C	Actual	1.96%	$1,000.00	$1,112.94	$10.44
	Hypothetical (h)	1.96%	$1,000.00	$1,015.32	$9.96
I	Actual	0.96%	$1,000.00	$1,119.30	$5.13
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
R1	Actual	1.96%	$1,000.00	$1,113.62	$10.44
	Hypothetical (h)	1.96%	$1,000.00	$1,015.32	$9.96
R2	Actual	1.46%	$1,000.00	$1,116.46	$7.79
	Hypothetical (h)	1.46%	$1,000.00	$1,017.85	$7.43
R3	Actual	1.21%	$1,000.00	$1,117.69	$6.46
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16
R4	Actual	0.96%	$1,000.00	$1,119.10	$5.13
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
R6	Actual	0.84%	$1,000.00	$1,120.13	$4.49
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
529A	Actual	1.22%	$1,000.00	$1,118.14	$6.51
	Hypothetical (h)	1.22%	$1,000.00	$1,019.06	$6.21
529B	Actual	2.01%	$1,000.00	$1,113.12	$10.71
	Hypothetical (h)	2.01%	$1,000.00	$1,015.07	$10.21
529C	Actual	2.00%	$1,000.00	$1,112.99	$10.65
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.04% and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

8/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.0%
Issuer	Shares/Par	Value ($)
Aerospace - 1.9%
Harris Corp.	187,288	$23,017,695
Leidos Holdings, Inc.	274,792	16,025,870
TransDigm Group, Inc.	19,494	5,081,306

		$44,124,871
Alcoholic Beverages - 1.7%
Constellation Brands, Inc., “A”	203,333	$40,686,933

Automotive - 0.9%
CoPart, Inc. (a)	439,396	$14,363,855
LKQ Corp. (a)	168,633	5,843,134

		$20,206,989
Biotechnology - 2.7%
Alexion Pharmaceuticals, Inc. (a)	93,163	$13,267,343
Biomarin Pharmaceutical, Inc. (a)	247,221	22,296,862
Regeneron Pharmaceuticals, Inc. (a)	53,510	26,589,119

		$62,153,324
Broadcasting - 1.5%
Netflix, Inc. (a)	199,048	$34,775,676

Brokerage & Asset Managers - 3.1%
Blackstone Group LP	508,748	$16,651,322
Intercontinental Exchange, Inc.	326,362	21,105,831
NASDAQ, Inc.	464,851	35,040,468

		$72,797,621
Business Services - 8.3%
CoStar Group, Inc. (a)	26,463	$7,584,825
Equifax, Inc.	238,615	33,995,479
Fidelity National Information Services, Inc.	293,094	27,234,294
Fiserv, Inc. (a)	293,605	36,321,875
FleetCor Technologies, Inc. (a)	127,364	18,311,122
Global Payments, Inc.	395,640	37,779,664
Tyler Technologies, Inc. (a)	43,475	7,512,480
Verisk Analytics, Inc., “A” (a)	317,650	25,745,533

		$194,485,272

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Cable TV - 1.7%
Altice USA, Inc. (a)	139,484	$4,255,657
Charter Communications, Inc., “A” (a)	88,299	35,190,683

		$39,446,340
Chemicals - 0.3%
Ingevity Corp. (a)	111,660	$7,031,230

Computer Software - 4.1%
Autodesk, Inc. (a)	348,757	$39,918,726
Cadence Design Systems, Inc. (a)	962,447	37,814,543
PTC, Inc. (a)	322,341	18,051,096

		$95,784,365
Computer Software - Systems - 4.6%
Guidewire Software, Inc. (a)	134,354	$10,171,941
NICE Systems Ltd., ADR	124,336	9,725,562
Presidio, Inc. (a)	380,664	5,295,036
ServiceNow, Inc. (a)	177,296	20,600,022
SS&C Technologies Holdings, Inc.	848,477	32,844,545
Vantiv, Inc., “A” (a)	399,198	28,219,307

		$106,856,413
Construction - 4.8%
Armstrong World Industries, Inc. (a)	137,503	$6,531,392
Lennox International, Inc.	141,744	23,491,233
Pool Corp.	217,440	21,676,594
Siteone Landscape Supply, Inc. (a)	493,536	24,795,249
Vulcan Materials Co.	287,540	34,867,100

		$111,361,568
Consumer Products - 1.9%
Newell Brands, Inc.	642,634	$31,026,369
Scotts Miracle-Gro Co.	129,191	12,349,368

		$43,375,737
Consumer Services - 4.2%
Bright Horizons Family Solutions, Inc. (a)	767,139	$61,317,420
Nord Anglia Education, Inc. (a)(l)	642,928	20,895,160
Priceline Group, Inc. (a)	8,810	16,316,825

		$98,529,405
Containers - 1.4%
CCL Industries, Inc.	399,290	$18,523,219
Crown Holdings, Inc. (a)	222,783	13,150,880

		$31,674,099

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - 5.7%
AMETEK, Inc.	640,841	$40,533,193
Amphenol Corp., “A”	673,354	54,501,273
Littlefuse, Inc.	38,483	7,163,995
Mettler-Toledo International, Inc. (a)	52,593	31,823,499

		$134,021,960
Electronics - 5.3%
Inphi Corp. (a)	205,209	$7,857,453
MACOM Technology Solutions Holdings, Inc. (a)	142,690	6,498,103
Mercury Systems, Inc. (a)	12,791	617,166
Monolithic Power Systems, Inc.	247,582	25,085,008
NVIDIA Corp.	357,955	60,651,895
Silicon Laboratories, Inc. (a)	319,645	24,261,055

		$124,970,680
Energy - Independent - 0.7%
Energen Corp. (a)	189,584	$9,721,867
Parsley Energy, Inc., “A” (a)	236,271	5,918,589

		$15,640,456
Entertainment - 1.1%
Six Flags Entertainment Corp.	457,310	$24,955,407

Food & Beverages - 2.3%
Blue Buffalo Pet Products, Inc. (a)	400,754	$10,323,423
Chr. Hansen Holding A.S.	227,325	19,558,243
Monster Worldwide, Inc. (a)	407,640	22,754,465

		$52,636,131
Gaming & Lodging - 2.7%
MGM Mirage	850,975	$28,048,136
Paddy Power Betfair PLC	96,765	8,527,393
Vail Resorts, Inc.	115,468	26,320,930

		$62,896,459
General Merchandise - 1.3%
Dollar Tree, Inc. (a)	211,710	$16,860,584
Five Below, Inc. (a)	286,078	13,608,731

		$30,469,315
Insurance - 1.6%
Aon PLC	274,285	$38,169,501

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - 1.3%
LogMeIn, Inc.	221,600	$25,351,040
Wix.com Ltd. (a)	95,513	6,217,896

		$31,568,936
Leisure & Toys - 3.6%
Electronic Arts, Inc. (a)	407,045	$49,455,968
Take-Two Interactive Software, Inc. (a)	357,514	34,961,294

		$84,417,262
Machinery & Tools - 6.2%
Colfax Corp. (a)	369,821	$14,748,462
Flowserve Corp.	297,875	11,700,530
Roper Technologies, Inc.	246,820	56,931,501
SPX FLOW, Inc. (a)	164,484	5,505,279
WABCO Holdings, Inc. (a)	257,014	36,912,351
Xylem, Inc.	328,205	20,371,684

		$146,169,807
Medical & Health Technology & Services - 2.7%
Healthcare Services Group, Inc.	434,019	$22,221,773
Henry Schein, Inc. (a)	232,458	40,373,305

		$62,595,078
Medical Equipment - 8.6%
C.R. Bard, Inc.	143,304	$45,973,356
Cooper Cos., Inc.	116,816	29,300,957
DexCom, Inc. (a)	146,217	10,909,250
Edwards Lifesciences Corp. (a)	145,490	16,536,393
Integra LifeSciences Holdings Corp. (a)	125,450	6,396,696
PerkinElmer, Inc.	693,941	46,487,108
QIAGEN N.V.	221,780	7,134,663
Steris PLC	254,294	22,164,265
VWR Corp. (a)	526,037	17,369,742

		$202,272,430
Other Banks & Diversified Financials - 2.4%
First Republic Bank	242,486	$23,533,267
Mastercard, Inc., “A”	241,484	32,189,817

		$55,723,084
Pollution Control - 0.6%
Clean Harbors, Inc. (a)	274,732	$14,860,254

Railroad & Shipping - 0.9%
Kansas City Southern Co.	201,703	$20,862,141

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 0.7%
Extra Space Storage, Inc., REIT	223,715	$17,366,995

Restaurants - 2.2%
Aramark	619,625	$25,212,541
Domino’s Pizza Group PLC	995,810	3,481,892
Domino’s Pizza, Inc.	51,647	9,413,182
Dunkin Brands Group, Inc.	255,036	13,149,656

		$51,257,271
Specialty Chemicals - 1.4%
Axalta Coating Systems Ltd. (a)	579,102	$17,095,091
Univar, Inc. (a)	574,595	16,209,325

		$33,304,416
Specialty Stores - 1.5%
Lululemon Athletica, Inc. (a)	137,401	$7,907,428
O’Reilly Automotive, Inc. (a)	35,942	7,049,304
Ross Stores, Inc.	218,463	12,769,162
Tractor Supply Co.	132,913	7,909,653

		$35,635,547
Telecommunications - Wireless - 2.1%
SBA Communications Corp., REIT (a)	319,675	$49,086,096
Total Common Stocks (Identified Cost, $1,552,533,309)		$2,292,169,069

Investment Companies (h) - 1.9%
Money Market Funds - 1.9%
MFS Institutional Money Market Portfolio, 1.11% (v) (Identified Cost, $44,176,807)	44,180,902	$44,180,902

Collateral for Securities Loaned - 0.4%
JPMorgan U.S. Government Money Market Fund, 0.93% (j) (Identified Cost, $9,948,400)	9,948,400	$9,948,400

Other Assets, Less Liabilities - (0.3)%		(6,862,553)
Net Assets - 100.0%		$2,339,435,818

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $44,180,902 and $2,302,117,469, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.

Portfolio of Investments – continued

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $9,724,000 of securities on loan (identified cost, $1,562,481,709)	$2,302,117,469
Investments in affiliated issuers, at value (identified cost, $44,176,807)	44,180,902
Receivables for
Investments sold	14,670,230
Fund shares sold	4,180,477
Interest and dividends	1,966,437
Other assets	2,157
Total assets	$2,367,117,672
Liabilities
Payables for
Investments purchased	$12,605,954
Fund shares reacquired	4,307,922
Collateral for securities loaned, at value	9,948,400
Payable to affiliates
Investment adviser	92,434
Shareholder servicing costs	522,547
Distribution and service fees	10,899
Program manager fee	19
Payable for independent Trustees’ compensation	26,739
Accrued expenses and other liabilities	166,940
Total liabilities	$27,681,854
Net assets	$2,339,435,818
Net assets consist of
Paid-in capital	$1,588,407,628
Unrealized appreciation (depreciation)	739,656,660
Accumulated net realized gain (loss)	11,398,494
Accumulated net investment loss	(26,964)
Net assets	$2,339,435,818
Shares of beneficial interest outstanding	138,974,423

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$572,337,960	35,034,194	$16.34
Class B	16,326,314	1,176,652	13.88
Class C	58,623,101	4,341,111	13.50
Class I	100,857,780	5,872,675	17.17
Class R1	2,348,287	169,945	13.82
Class R2	6,681,420	430,332	15.53
Class R3	32,495,758	2,000,468	16.24
Class R4	22,345,999	1,328,855	16.82
Class R6	1,520,338,649	88,147,432	17.25
Class 529A	4,915,556	309,217	15.90
Class 529B	209,550	15,433	13.58
Class 529C	1,955,444	148,109	13.20

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share was $17.34 [100 / 94.25 x $16.34] and $16.87 [100 / 94.25 x $15.90], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$16,484,716
Dividends from affiliated issuers	316,643
Income on securities loaned	23,190
Other	5,458
Interest	1,123
Foreign taxes withheld	(75,710)
Total investment income	$16,755,420
Expenses
Management fee	$15,571,818
Distribution and service fees	2,097,607
Shareholder servicing costs	2,551,007
Program manager fees	6,220
Administrative services fee	346,162
Independent Trustees’ compensation	40,958
Custodian fee	154,435
Reimbursement of custodian expenses	(24,928)
Shareholder communications	215,962
Audit and tax fees	55,988
Legal fees	24,682
Miscellaneous	261,416
Total expenses	$21,301,327
Fees paid indirectly	(43)
Reduction of expenses by investment adviser and distributor	(341,961)
Net expenses	$20,959,323
Net investment income (loss)	$(4,203,903)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$66,437,388
Affiliated issuers	(1,799)
Foreign currency	14,037
Net realized gain (loss)	$66,449,626
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$276,527,991
Affiliated issuers	4,095
Translation of assets and liabilities in foreign currencies	13,876
Net unrealized gain (loss)	$276,545,962
Net realized and unrealized gain (loss)	$342,995,588
Change in net assets from operations	$338,791,685

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/17	8/31/16
Change in net assets
From operations
Net investment income (loss)	$(4,203,903)	$(4,438,184)
Net realized gain (loss)	66,449,626	106,493,837
Net unrealized gain (loss)	276,545,962	25,486,897
Change in net assets from operations	$338,791,685	$127,542,550
Distributions declared to shareholders
From net realized gain on investments	$(104,568,995)	$(47,608,616)
Change in net assets from fund share transactions	$95,382,592	$195,713,637
Total change in net assets	$329,605,282	$275,647,571
Net assets
At beginning of period	2,009,830,536	1,734,182,965
At end of period (including accumulated net investment loss of $26,964 and $1,852,001, respectively)	$2,339,435,818	$2,009,830,536

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$14.82		$14.40	$14.41	$11.86	$9.57
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06	)(c)	$(0.06)	$(0.10)	$(0.09)	$(0.03)
Net realized and unrealized gain (loss)	2.36		0.88	1.07	2.64	2.32
Total from investment operations	$2.30		$0.82	$0.97	$2.55	$2.29
Less distributions declared to shareholders
From net realized gain	$(0.78)		$(0.40)	$(0.98)	$—	$—
Net asset value, end of period (x)	$16.34		$14.82	$14.40	$14.41	$11.86
Total return (%) (r)(s)(t)(x)	16.44	(c)	5.87	7.36	21.50	23.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	(c)	1.26	1.24	1.22	1.24
Expenses after expense reductions (f)	1.20	(c)	1.22	1.21	1.19	1.23
Net investment income (loss)	(0.42	)(c)	(0.45)	(0.72)	(0.69)	(0.30)
Portfolio turnover	30		43	37	59	58
Net assets at end of period (000 omitted)	$572,338		$454,881	$295,230	$255,308	$218,693

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$12.80		$12.58	$12.81	$10.61	$8.63
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.15	)(c)	$(0.15)	$(0.19)	$(0.17)	$(0.10)
Net realized and unrealized gain (loss)	2.01		0.77	0.94	2.37	2.08
Total from investment operations	$1.86		$0.62	$0.75	$2.20	$1.98
Less distributions declared to shareholders
From net realized gain	$(0.78)		$(0.40)	$(0.98)	$—	$—
Net asset value, end of period (x)	$13.88		$12.80	$12.58	$12.81	$10.61
Total return (%) (r)(s)(t)(x)	15.56	(c)	5.11	6.51	20.74	22.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	(c)	2.00	1.99	1.97	1.99
Expenses after expense reductions (f)	1.95	(c)	1.97	1.96	1.94	1.98
Net investment income (loss)	(1.16	)(c)	(1.24)	(1.47)	(1.44)	(1.05)
Portfolio turnover	30		43	37	59	58
Net assets at end of period (000 omitted)	$16,326		$17,978	$17,415	$18,061	$17,881

Class C	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$12.48		$12.27	$12.52	$10.38	$8.44
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.15	)(c)	$(0.14)	$(0.18)	$(0.17)	$(0.10)
Net realized and unrealized gain (loss)	1.95		0.75	0.91	2.31	2.04
Total from investment operations	$1.80		$0.61	$0.73	$2.14	$1.94
Less distributions declared to shareholders
From net realized gain	$(0.78)		$(0.40)	$(0.98)	$—	$—
Net asset value, end of period (x)	$13.50		$12.48	$12.27	$12.52	$10.38
Total return (%) (r)(s)(t)(x)	15.48	(c)	5.16	6.50	20.62	22.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	(c)	2.00	1.99	1.97	1.99
Expenses after expense reductions (f)	1.95	(c)	1.97	1.96	1.94	1.98
Net investment income (loss)	(1.17	)(c)	(1.22)	(1.47)	(1.43)	(1.06)
Portfolio turnover	30		43	37	59	58
Net assets at end of period (000 omitted)	$58,623		$53,862	$42,806	$38,341	$32,334

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	8/31/17		8/31/16		8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$15.50		$15.00		$14.94	$12.26	$9.87
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03	)(c)	$(0.00	)(w)	$(0.07)	$(0.06)	$0.01
Net realized and unrealized gain (loss)	2.48		0.90		1.11	2.74	2.38
Total from investment operations	$2.45		$0.90		$1.04	$2.68	$2.39
Less distributions declared to shareholders
From net realized gain	$(0.78)		$(0.40)		$(0.98)	$—	$—
Net asset value, end of period (x)	$17.17		$15.50		$15.00	$14.94	$12.26
Total return (%) (r)(s)(t)(x)	16.70	(c)	6.17		7.57	21.86	24.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	(c)	1.02		1.00	0.97	0.96
Expenses after expense reductions (f)	0.96	(c)	0.99		0.97	0.95	0.96
Net investment income (loss)	(0.18	)(c)	(0.01)		(0.47)	(0.44)	0.13
Portfolio turnover	30		43		37	59	58
Net assets at end of period (000 omitted)	$100,858		$110,803		$26,931	$13,526	$8,986

Class R1	Year ended
	8/31/17		8/31/16		8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$12.75		$12.53		$12.76	$10.58	$8.60
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.15	)(c)	$(0.15)		$(0.19)	$(0.17)	$(0.10)
Net realized and unrealized gain (loss)	2.00		0.77		0.94	2.35	2.08
Total from investment operations	$1.85		$0.62		$0.75	$2.18	$1.98
Less distributions declared to shareholders
From net realized gain	$(0.78)		$(0.40)		$(0.98)	$—	$—
Net asset value, end of period (x)	$13.82		$12.75		$12.53	$12.76	$10.58
Total return (%) (r)(s)(t)(x)	15.54	(c)	5.13		6.54	20.60	23.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	(c)	2.00		1.99	1.97	1.99
Expenses after expense reductions (f)	1.96	(c)	1.97		1.97	1.95	1.98
Net investment income (loss)	(1.17	)(c)	(1.25)		(1.47)	(1.44)	(1.05)
Portfolio turnover	30		43		37	59	58
Net assets at end of period (000 omitted)	$2,348		$2,057		$2,288	$2,238	$1,949

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$14.16		$13.80	$13.89	$11.46	$9.27
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.10	)(c)	$(0.10)	$(0.14)	$(0.12)	$(0.06)
Net realized and unrealized gain (loss)	2.25		0.86	1.03	2.55	2.25
Total from investment operations	$2.15		$0.76	$0.89	$2.43	$2.19
Less distributions declared to shareholders
From net realized gain	$(0.78)		$(0.40)	$(0.98)	$—	$—
Net asset value, end of period (x)	$15.53		$14.16	$13.80	$13.89	$11.46
Total return (%) (r)(s)(t)(x)	16.14	(c)	5.68	7.04	21.20	23.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	(c)	1.50	1.49	1.47	1.49
Expenses after expense reductions (f)	1.46	(c)	1.47	1.47	1.45	1.48
Net investment income (loss)	(0.67	)(c)	(0.73)	(0.97)	(0.94)	(0.56)
Portfolio turnover	30		43	37	59	58
Net assets at end of period (000 omitted)	$6,681		$5,651	$4,598	$4,473	$4,449

Class R3	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$14.74		$14.32	$14.34	$11.80	$9.52
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07	)(c)	$(0.06)	$(0.10)	$(0.10)	$(0.03)
Net realized and unrealized gain (loss)	2.35		0.88	1.06	2.64	2.31
Total from investment operations	$2.28		$0.82	$0.96	$2.54	$2.28
Less distributions declared to shareholders
From net realized gain	$(0.78)		$(0.40)	$(0.98)	$—	$—
Net asset value, end of period (x)	$16.24		$14.74	$14.32	$14.34	$11.80
Total return (%) (r)(s)(t)(x)	16.39	(c)	5.90	7.32	21.53	23.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	(c)	1.26	1.25	1.22	1.24
Expenses after expense reductions (f)	1.21	(c)	1.23	1.22	1.20	1.23
Net investment income (loss)	(0.44	)(c)	(0.42)	(0.72)	(0.74)	(0.31)
Portfolio turnover	30		43	37	59	58
Net assets at end of period (000 omitted)	$32,496		$14,836	$8,440	$3,680	$2,000

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$15.20		$14.72	$14.67	$12.04	$9.70
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03	)(c)	$(0.02)	$(0.07)	$(0.06)	$(0.01)
Net realized and unrealized gain (loss)	2.43		0.90	1.10	2.69	2.35
Total from investment operations	$2.40		$0.88	$1.03	$2.63	$2.34
Less distributions declared to shareholders
From net realized gain	$(0.78)		$(0.40)	$(0.98)	$—	$—
Net asset value, end of period (x)	$16.82		$15.20	$14.72	$14.67	$12.04
Total return (%) (r)(s)(t)(x)	16.70	(c)	6.15	7.65	21.84	24.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	(c)	1.01	1.00	0.97	0.99
Expenses after expense reductions (f)	0.96	(c)	0.98	0.98	0.95	0.98
Net investment income (loss)	(0.18	)(c)	(0.17)	(0.47)	(0.44)	(0.06)
Portfolio turnover	30		43	37	59	58
Net assets at end of period (000 omitted)	$22,346		$13,883	$2,322	$422	$355

Class R6	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13 (i)
Net asset value, beginning of period	$15.55		$15.03	$14.96	$12.27	$10.30
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01	)(c)	$(0.02)	$(0.06)	$(0.05)	$(0.01)
Net realized and unrealized gain (loss)	2.49		0.94	1.11	2.74	1.98
Total from investment operations	$2.48		$0.92	$1.05	$2.69	$1.97
Less distributions declared to shareholders
From net realized gain	$(0.78)		$(0.40)	$(0.98)	$—	$—
Net asset value, end of period (x)	$17.25		$15.55	$15.03	$14.96	$12.27
Total return (%) (r)(s)(t)(x)	16.84	(c)	6.29	7.63	21.92	19.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	(c)	0.90	0.91	0.91	0.93	(a)
Expenses after expense reductions (f)	0.84	(c)	0.87	0.89	0.89	0.92	(a)
Net investment income (loss)	(0.05	)(c)	(0.14)	(0.39)	(0.38)	(0.08	)(a)
Portfolio turnover	30		43	37	59	58
Net assets at end of period (000 omitted)	$1,520,339		$1,330,139	$1,329,257	$1,331,244	$1,027,324

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$14.45		$14.04	$14.08	$11.59	$9.35
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06	)(c)	$(0.07)	$(0.10)	$(0.09)	$(0.03)
Net realized and unrealized gain (loss)	2.29		0.88	1.04	2.58	2.27
Total from investment operations	$2.23		$0.81	$0.94	$2.49	$2.24
Less distributions declared to shareholders
From net realized gain	$(0.78)		$(0.40)	$(0.98)	$—	$—
Net asset value, end of period (x)	$15.90		$14.45	$14.04	$14.08	$11.59
Total return (%) (r)(s)(t)(x)	16.38	(c)	5.95	7.31	21.48	23.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	(c)	1.35	1.34	1.32	1.34
Expenses after expense reductions (f)	1.21	(c)	1.23	1.21	1.19	1.24
Net investment income (loss)	(0.43	)(c)	(0.48)	(0.72)	(0.69)	(0.33)
Portfolio turnover	30		43	37	59	58
Net assets at end of period (000 omitted)	$4,916		$3,890	$3,159	$2,434	$1,844

Class 529B	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$12.55		$12.34	$12.59	$10.44	$8.50
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.15	)(c)	$(0.15)	$(0.19)	$(0.18)	$(0.11)
Net realized and unrealized gain (loss)	1.96		0.76	0.92	2.33	2.05
Total from investment operations	$1.81		$0.61	$0.73	$2.15	$1.94
Less distributions declared to shareholders
From net realized gain	$(0.78)		$(0.40)	$(0.98)	$—	$—
Net asset value, end of period (x)	$13.58		$12.55	$12.34	$12.59	$10.44
Total return (%) (r)(s)(t)(x)	15.47	(c)	5.13	6.46	20.59	22.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	(c)	2.11	2.09	2.07	2.09
Expenses after expense reductions (f)	2.00	(c)	2.02	2.02	2.00	2.03
Net investment income (loss)	(1.23	)(c)	(1.26)	(1.52)	(1.49)	(1.11)
Portfolio turnover	30		43	37	59	58
Net assets at end of period (000 omitted)	$210		$209	$347	$331	$287

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$12.22		$12.03	$12.30	$10.20	$8.30
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.15	)(c)	$(0.15)	$(0.19)	$(0.17)	$(0.10)
Net realized and unrealized gain (loss)	1.91		0.74	0.90	2.27	2.00
Total from investment operations	$1.76		$0.59	$0.71	$2.10	$1.90
Less distributions declared to shareholders
From net realized gain	$(0.78)		$(0.40)	$(0.98)	$—	$—
Net asset value, end of period (x)	$13.20		$12.22	$12.03	$12.30	$10.20
Total return (%) (r)(s)(t)(x)	15.48	(c)	5.09	6.45	20.59	22.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	(c)	2.10	2.10	2.07	2.09
Expenses after expense reductions (f)	1.99	(c)	2.01	2.01	1.99	2.03
Net investment income (loss)	(1.21	)(c)	(1.27)	(1.52)	(1.49)	(1.11)
Portfolio turnover	30		43	37	59	58
Net assets at end of period (000 omitted)	$1,955		$1,641	$1,391	$953	$582

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, January 2, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Mid Cap Growth Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing

Notes to Financial Statements – continued

service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the

Notes to Financial Statements – continued

significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$2,292,169,069	$—	$—	$2,292,169,069
Mutual Funds	54,129,302	—	—	54,129,302
Total	$2,346,298,371	$—	$—	$2,346,298,371

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments,

Notes to Financial Statements – continued

with a fair value of $9,724,000. The fair value of the fund’s investment securities on loan and a related liability of $9,948,400 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code,

Notes to Financial Statements – continued

and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended August 31, 2017, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/17	Year ended 8/31/16
Long-term capital gains	$104,568,995	$47,608,616

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/17
Cost of investments	$1,607,201,433
Gross appreciation	752,172,576
Gross depreciation	(13,075,638)
Net unrealized appreciation (depreciation)	$739,096,938
Undistributed ordinary income	2,072,730
Undistributed long-term capital gain	9,868,681
Other temporary differences	(10,159)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are

Notes to Financial Statements – continued

declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 8/31/17	Year ended 8/31/16
Class A	$24,244,271	$9,044,705
Class B	1,018,305	561,607
Class C	3,350,788	1,488,127
Class I	7,969,041	596,290
Class R1	120,315	72,059
Class R2	308,979	140,164
Class R3	852,762	245,170
Class R4	730,593	84,969
Class R6	65,639,889	35,224,535
Class 529A	214,497	99,277
Class 529B	11,119	4,661
Class 529C	108,436	47,052
Total	$104,568,995	$47,608,616

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period September 1, 2016 through December 28, 2016, the management fee was computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.75%
Average daily net assets in excess of $3 billion	0.70%

The investment adviser had agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion to $2.5 billion, and 0.65% of average daily net assets in excess of $2.5 billion. This written agreement terminated on December 28, 2016. For the period September 1, 2016 through December 28, 2016, this management fee reduction amounted to $161,337, which is included in the reduction of total expenses in the Statement of Operations.

Effective December 29, 2016, the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.70%
Average daily net assets in excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s

Notes to Financial Statements – continued

Board of Trustees. For the year ended August 31, 2017, this management fee reduction amounted to $161,470, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
1.30%	2.05%	2.05%	1.05%	2.05%	1.55%	1.30%	1.05%	0.95%	1.35%	2.10%	2.10%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2018. For the year ended August 31, 2017, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $418,675 and $3,624 for the year ended August 31, 2017, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,239,700
Class B	0.75%	0.25%	1.00%	1.00%	164,277
Class C	0.75%	0.25%	1.00%	1.00%	552,965
Class R1	0.75%	0.25%	1.00%	1.00%	21,361
Class R2	0.25%	0.25%	0.50%	0.50%	29,294
Class R3	—	0.25%	0.25%	0.25%	59,672
Class 529A	—	0.25%	0.25%	0.21%	10,626
Class 529B	0.75%	0.25%	1.00%	1.00%	1,905
Class 529C	0.75%	0.25%	1.00%	0.99%	17,807
Total Distribution and Service Fees					$2,097,607

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The

Notes to Financial Statements – continued

distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2017, this rebate amounted to $12,208, $353, $1,432, $1,862, and $189 for Class A, Class B, Class C, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2017, were as follows:

Amount
Class A	$16,633
Class B	20,249
Class C	11,033
Class 529B	—
Class 529C	49

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2018, unless MFD elects to extend the waiver. For the year ended August 31, 2017, this waiver amounted to $3,110 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2017, were as follows:

	Fee	Waiver
Class 529A	$4,250	$2,125
Class 529B	190	95
Class 529C	1,780	890
Total Program Manager Fees and Waivers	$6,220	$3,110

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2017, the fee was $268,886, which equated to 0.0126% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,076,343.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended August 31, 2017, these costs for the fund amounted to $1,205,778 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they

Notes to Financial Statements – continued

had been invested in shares of the fund. The DB plan resulted in a pension expense of $968 and the Retirement Deferral plan resulted in an expense of $3,910. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $26,726 at August 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2017, the fee paid by the fund under this agreement was $3,757 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

MFS redeemed the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
9/09/15	Class R4	22,478	$327,729
9/09/15	Class 529B	17,204	210,233
3/16/16	Class I	6,243	87,842

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended August 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $11,830,167 and $3,257,577, respectively. The sales transactions resulted in net realized gains (losses) of $(88,978).

(4) Portfolio Securities

For the year ended August 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $623,596,690 and $656,040,650, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	12,105,552	$179,700,551	14,853,451	$206,498,577
Class B	164,087	2,086,315	364,706	4,402,594
Class C	931,425	11,513,690	1,333,736	15,766,496
Class I	13,167,909	203,697,542	7,638,191	112,665,923
Class R1	46,557	584,581	25,535	300,467
Class R2	124,685	1,767,559	157,369	2,106,979
Class R3	1,506,862	22,094,578	790,051	10,695,937
Class R4	613,726	9,314,558	968,483	13,900,218
Class R6	16,344,410	269,836,579	6,428,833	92,590,122
Class 529A	63,804	918,132	76,769	1,041,389
Class 529B	2,077	25,222	6,948	82,853
Class 529C	24,650	291,374	36,484	419,517
	45,095,744	$701,830,681	32,680,556	$460,471,072

Shares issued to shareholders in reinvestment of distributions
Class A	1,693,625	$23,659,943	634,468	$8,793,726
Class B	83,232	992,956	45,606	549,100
Class C	273,252	3,172,455	120,005	1,407,653
Class I	444,442	6,515,527	36,954	534,731
Class R1	10,127	120,315	6,010	72,059
Class R2	18,166	241,608	8,550	113,455
Class R3	61,394	852,762	17,779	245,170
Class R4	49,720	713,483	5,237	74,314
Class R6	4,428,404	65,141,818	2,407,635	34,934,781
Class 529A	15,751	214,213	7,343	99,277
Class 529B	952	11,119	395	4,661
Class 529C	9,554	108,436	4,091	47,052
	7,088,619	$101,744,635	3,294,073	$46,875,979

Notes to Financial Statements – continued

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(9,457,126)	$(140,074,443)	(5,304,919)	$(73,360,356)
Class B	(475,481)	(6,038,789)	(390,234)	(4,725,171)
Class C	(1,180,736)	(14,739,240)	(624,920)	(7,308,162)
Class I	(14,888,855)	(244,386,597)	(2,321,173)	(34,337,106)
Class R1	(48,129)	(608,541)	(52,735)	(634,518)
Class R2	(111,646)	(1,573,576)	(99,865)	(1,349,351)
Class R3	(574,165)	(8,536,507)	(390,797)	(5,583,110)
Class R4	(248,206)	(3,793,157)	(217,876)	(3,113,021)
Class R6	(18,169,952)	(287,574,391)	(11,726,039)	(180,191,104)
Class 529A	(39,555)	(568,257)	(39,809)	(542,336)
Class 529B	(4,277)	(52,981)	(18,801)	(229,536)
Class 529C	(20,409)	(246,245)	(21,860)	(259,643)
	(45,218,537)	$(708,192,724)	(21,209,028)	$(311,633,414)

Net change
Class A	4,342,051	$63,286,051	10,183,000	$141,931,947
Class B	(228,162)	(2,959,518)	20,078	226,523
Class C	23,941	(53,095)	828,821	9,865,987
Class I	(1,276,504)	(34,173,528)	5,353,972	78,863,548
Class R1	8,555	96,355	(21,190)	(261,992)
Class R2	31,205	435,591	66,054	871,083
Class R3	994,091	14,410,833	417,033	5,357,997
Class R4	415,240	6,234,884	755,844	10,861,511
Class R6	2,602,862	47,404,006	(2,889,571)	(52,666,201)
Class 529A	40,000	564,088	44,303	598,330
Class 529B	(1,248)	(16,640)	(11,458)	(142,022)
Class 529C	13,795	153,565	18,715	206,926
	6,965,826	$95,382,592	14,765,601	$195,713,637

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, and the MFS Lifetime 2030 Fund were the owners of record of approximately 19%, 18%, 7%, 5%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2017, the fund’s commitment fee and interest expense were $14,672 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Affiliated Issuer		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		28,738,439	286,695,129	(271,252,666)	44,180,902

Affiliated Issuer	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(1,799)	$4,095	$—	$316,643	$44,180,902

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Fund (one of the series of MFS Series Trust IV) (the “Fund”) as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2017

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust IV, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	2,201,311,233.258	46,388,645.227
John A. Caroselli	2,195,564,079.536	52,135,798.949
Maureen R. Goldfarb	2,199,397,348.476	48,302,530.009
David H. Gunning	2,196,575,520.974	51,124,357.511
Michael Hegarty	2,193,640,111.688	54,059,766.797
John P. Kavanaugh	2,199,169,775.405	48,530,103.080
Robert J. Manning	2,196,974,268.088	50,725,610.397
Clarence Otis, Jr.	2,190,260,713.031	57,439,165.454
Maryanne L. Roepke	2,204,706,654.805	42,993,223.680
Robin A. Stelmach	2,198,941,576.081	48,758,302.404
Laurie J. Thomsen	2,200,206,330.173	47,493,548.311

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Eric Fischman Paul Gordon Matthew Sabel

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $115,414,000 as capital gain dividends paid during the fiscal year.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2017

MFS® U.S. GOVERNMENT MONEY MARKET FUND

MCM-ANN

MFS® U.S. GOVERNMENT MONEY MARKET FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates. However, rates in most developed markets remain very low, with major non-U.S. central banks just beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers fell short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies that could hamper global trade growth. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	15.7%
A-1	80.1%
A-2	4.3%
Not Rated	0.0%
Other Assets Less Liabilities	(0.1)%

Maturity breakdown (u)
0 - 7 days	24.0%
8 - 29 days	30.3%
30 - 59 days	40.9%
60 - 89 days	2.4%
90 - 365 days	2.5%
Other Assets Less Liabilities	(0.1)%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time Other Assets Less Liabilities may be negative due to timing of cash receipts.

Percentages are based on net assets as of August 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 8/31/17

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Although the fund seeks to preserve the value of your investment at $1.00 per share, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Inception	1-Year Total Return (without sales charge)	Current 7-day yield
12/19/75	0.17%	0.36%

Yields quoted are based on the latest seven days ended as of August 31, 2017, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.

Certain shares of the fund acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. See the notes to financial statements for more details.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

3

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2017 through August 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line in the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

Expense Table – continued

	Annualized Expense Ratio	Beginning Account Value 3/01/17	Ending Account Value 8/31/17	Expenses Paid During Period (p) 3/01/17-8/31/17
Actual	0.62%	$1,000.00	$1,000.96	$3.13
Hypothetical (h)	0.62%	$1,000.00	$1,022.08	$3.16

(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

As further discussed in Note 3 in the Notes to Financial Statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

5

PORTFOLIO OF INVESTMENTS

8/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

U.S. Government Agencies and Equivalents (y) - 95.8%
Issuer	Shares/Par	Value ($)
Fannie Mae, 0.975%, due 9/1/2017	$950,000	$950,000
Fannie Mae, 0.944%, due 9/5/2017	6,000,000	5,999,380
Fannie Mae, 0.974%, due 9/5/2017	7,150,000	7,149,237
Fannie Mae, 1.02%, due 9/6/2017	5,660,000	5,659,210
Fannie Mae, 0.944%, due 10/2/2017	12,342,000	12,332,116
Fannie Mae, 0.954%, due 10/2/2017	11,399,000	11,389,773
Fannie Mae, 0.944%, due 10/3/2017	4,300,000	4,296,445
Fannie Mae, 1.057%, due 10/18/2017	10,100,000	10,086,287
Fannie Mae, 1.011%, due 10/25/2017	3,700,000	3,694,472
Federal Farm Credit Bank, 1.005%, due 9/1/2017	2,560,000	2,560,000
Federal Farm Credit Bank, 1.005%, due 9/13/2017	3,500,000	3,498,845
Federal Farm Credit Bank, 1.005%, due 9/19/2017	6,000,000	5,997,030
Federal Farm Credit Bank, 1.015%, due 9/21/2017	3,400,000	3,398,111
Federal Farm Credit Bank, 1.005%, due 10/2/2017	8,000,000	7,993,180
Federal Farm Credit Bank, 1.015%, due 10/3/2017	10,000,000	9,991,111
Federal Farm Credit Bank, 1.005%, due 10/12/2017	6,000,000	5,993,235
Federal Farm Credit Bank, 1.015%, due 10/16/2017	3,500,000	3,495,625
Federal Farm Credit Bank, 1.078%, due 10/20/2017	11,475,000	11,458,444
Federal Farm Credit Bank, 1.016%, due 11/16/2017	7,500,000	7,484,167
Federal Home Loan Bank, 0.963%, due 9/5/2017	15,653,000	15,651,348
Federal Home Loan Bank, 0.964%, due 9/8/2017	1,663,000	1,662,693
Federal Home Loan Bank, 1.004%, due 9/11/2017	6,000,000	5,998,350
Federal Home Loan Bank, 1.014%, due 9/13/2017	7,107,000	7,104,631
Federal Home Loan Bank, 1.025%, due 9/25/2017	12,400,000	12,391,651
Federal Home Loan Bank, 1.01%, due 9/26/2017	10,390,000	10,382,821
Federal Home Loan Bank, 1.02%, due 9/27/2017	7,300,000	7,294,702
Federal Home Loan Bank, 1.036%, due 10/6/2017	1,015,000	1,013,994
Freddie Mac, 1.016%, due 9/8/2017	7,750,000	7,748,493
Freddie Mac, 1.03%, due 9/11/2017	6,165,000	6,163,262
Freddie Mac, 1.005%, due 9/14/2017	4,500,000	4,498,391
Freddie Mac, 0.984%, due 9/21/2017	9,028,000	9,023,135
Freddie Mac, 1.004%, due 9/21/2017	100,000	99,945
Freddie Mac, 1.004%, due 9/25/2017	2,750,000	2,748,185
Freddie Mac, 1.016%, due 10/5/2017	10,500,000	10,490,083
Freddie Mac, 1.047%, due 10/17/2017	10,800,000	10,785,786
Freddie Mac, 1.005%, due 10/20/2017	10,000,000	9,986,525
U.S. Treasury Bill, 0.949%, due 9/7/2017	9,700,000	9,698,488
U.S. Treasury Bill, 0.994%, due 9/7/2017	3,500,000	3,499,428
U.S. Treasury Bill, 0.933%, due 9/14/2017	8,092,000	8,089,312
U.S. Treasury Bill, 0.974%, due 9/14/2017	6,600,000	6,597,712

6

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
U.S. Government Agencies and Equivalents (y) - continued
U.S. Treasury Bill, 1.032%, due 10/19/2017	$12,630,000	$12,612,907
U.S. Treasury Bill, 1.142%, due 2/15/2018	7,750,000	7,709,734
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$294,678,244

Repurchase Agreements - 4.3%
Goldman Sachs Repurchase Agreement, 1.05%, dated 8/31/2017, due 9/01/2017, total to be received $13,069,381 (secured by U.S. Treasury and Federal Agency obligations valued at $13,330,389 in a jointly traded account), at Cost and Value.	$13,069,000	$13,069,000

Other Assets, Less Liabilities - (0.1)%		(156,218)
Net Assets - 100.0%		$307,591,026

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

7

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at amortized cost and value	$307,747,244
Cash	214
Receivables for
Fund shares sold	205,989
Interest	381
Other assets	427
Total assets	$307,954,255
Liabilities
Payables for
Distributions	$12,281
Fund shares reacquired	203,962
Payable to affiliates
Investment adviser	6,929
Shareholder servicing costs	84,996
Payable for independent Trustees’ compensation	6,086
Accrued expenses and other liabilities	48,975
Total liabilities	$363,229
Net assets	$307,591,026
Net assets consist of
Paid-in capital	$307,600,080
Accumulated net realized gain (loss)	(586)
Accumulated distributions in excess of net investment income	(8,468)
Net assets	$307,591,026
Shares of beneficial interest outstanding	308,173,519
Net asset value per share (net assets of $307,591,026 / 308,173,519 shares of beneficial interest outstanding)	$1.00

A contingent deferred sales charge may be imposed on redemptions.

See Notes to Financial Statements

8

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$1,938,783
Other	49,947
Total investment income	$1,988,730
Expenses
Management fee	$1,330,739
Shareholder servicing costs	481,648
Administrative services fee	62,055
Independent Trustees’ compensation	12,682
Custodian fee	15,436
Reimbursement of custodian expenses	(211,278)
Shareholder communications	33,522
Audit and tax fees	36,706
Legal fees	4,370
Miscellaneous	84,458
Total expenses	$1,850,338
Fees paid indirectly	(15,941)
Reduction of expenses by investment adviser	(407,945)
Net expenses	$1,426,452
Net investment income (loss)	$562,278
Net realized gain (loss) on investments	$(2)
Change in net assets from operations	$562,276

See Notes to Financial Statements

9

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/17	8/31/16
Change in net assets
From operations
Net investment income (loss)	$562,278	$0
Net realized gain (loss)	(2)	(448)
Change in net assets from operations	$562,276	$(448)
Distributions declared to shareholders
From net investment income	$(562,278)	$—
Fund share (principal) transactions at net asset value of $1 per share
Net proceeds from sale of shares	182,766,605	230,617,204
Net asset value of shares issued to shareholders in reinvestment of distributions	486,863	—
Cost of shares reacquired	(196,509,112)	(281,259,295)
Change in net assets from fund share transactions	$(13,255,644)	$(50,642,091)
Total change in net assets	$(13,255,646)	$(50,642,539)
Net assets
At beginning of period	320,846,672	371,489,211
At end of period (including accumulated distributions in excess of net investment income of $8,468 for each of the two periods presented)	$307,591,026	$320,846,672

See Notes to Financial Statements

10

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
	8/31/17		8/31/16		8/31/15		8/31/14		8/31/13
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	0.00	(c)(w)	0.00		0.00		0.00		0.00
Net realized and unrealized gain (loss)	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)	0.00	(w)	—
Total from investment operations	$0.00	(w)	$(0.00	)(w)	$(0.00	)(w)	$0.00	(w)	$0.00
Less distributions declared to shareholders
From net investment income	(0.00	)(w)	$—		$—		$—		$—
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.17	(c)	0.00	(w)	0.00	(w)	0.00	(w)	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	(c)	0.61		0.62		0.62		0.65
Expenses after expense reductions (f)	0.43	(c)	0.23		0.07		0.10		0.16
Net investment income (loss)	0.17	(c)	0.00		0.00		0.00		0.00
Net assets at end of period (000 omitted)	$307,591		$320,847		$371,489		$378,245		$404,117

(c)	Amount reflects a one-time reimbursement of expenses by the custodian without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

See Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS U.S. Government Money Market Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

12

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$307,747,244	$—	$307,747,244

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. At period end, the fund had investments in repurchase agreements with a gross value of $13,069,000 included in investments in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

13

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended August 31, 2017, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	8/31/17	8/31/16
Ordinary income (including any short-term capital gains)	$562,278	$—

14

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/17
Cost of investments	$307,747,244
Undistributed ordinary income	9,875
Capital loss carryforwards	(586)
Other temporary differences	(18,343)

As of August 31, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(586)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.40%
Average daily net assets in excess of $1 billion	0.35%

During the year ended August 31, 2017, MFS voluntarily waived receipt of $382,774 of the fund’s management fee in order to avoid a negative yield. For the year ended August 31, 2017, this amount is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2017, this management fee reduction amounted to $25,171, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.28% of the fund’s average daily net assets.

Distributor – Certain shares acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. Contingent deferred sales charges paid to MFS Distributors, Inc. (MFD) during the year ended August 31, 2017 for the MFS U.S. Government Money Market Fund was $4,769.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2017, the fee was $211,270 which equated to 0.0635% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $270,378.

15

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.0187% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $3,026 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $6,062 at August 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2017, the fee paid by the fund under this agreement was $623 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

(4) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

The sale of the fund’s shares has been suspended except in certain circumstances. Please see the fund’s prospectus for details.

(5) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or

16

Notes to Financial Statements – continued

daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2017, the fund’s commitment fee and interest expense were $2,414 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS U.S. Government Money Market Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS U.S. Government Money Market Fund (one of the series of MFS Series Trust IV) (the “Fund”) as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS U.S. Government Money Market Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2017

18

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust IV, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	2,201,311,233.258	46,388,645.227
John A. Caroselli	2,195,564,079.536	52,135,798.949
Maureen R. Goldfarb	2,199,397,348.476	48,302,530.009
David H. Gunning	2,196,575,520.974	51,124,357.511
Michael Hegarty	2,193,640,111.688	54,059,766.797
John P. Kavanaugh	2,199,169,775.405	48,530,103.080
Robert J. Manning	2,196,974,268.088	50,725,610.397
Clarence Otis, Jr.	2,190,260,713.031	57,439,165.454
Maryanne L. Roepke	2,204,706,654.805	42,993,223.680
Robin A. Stelmach	2,198,941,576.081	48,758,302.404
Laurie J. Thomsen	2,200,206,330.173	47,493,548.311

19

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

20

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

21

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

22

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

23

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

24

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Edward O’Dette

25

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

26

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment, and MFS’ voluntary waiver of all or a portion of its fees to ensure that the Fund avoids a negative yield. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during

27

Board Review of Investment Advisory Agreement – continued

the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

28

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

29

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

30

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018.

31

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

33

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by the report, the Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, John P. Kavanaugh and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kavanaugh, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountant to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended August 31, 2017 and 2016, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2017	2016
Fees Billed by Deloitte
MFS Mid Cap Growth Fund	45,288	44,416
MFS U.S. Government Money Market Fund	31,779	31,171

Total	77,067	75,587

	Audit Fees
	2017	2016
Fees Billed by E&Y
MFS Blended Research Emerging Markets Equity Fund	39,425	25,800
MFS Blended Research Global Equity Fund	37,880	24,800
MFS Blended Research International Equity Fund	39,425	25,800
MFS Global New Discovery Fund	45,445	44,145

Total	162,175	120,545

For the fiscal years ended August 31, 2017 and 2016, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees Billed by Deloitte
To MFS Mid Cap Growth Fund	0	0	6,700	6,601	0	0
To MFS U.S. Government Money Market Fund	0	0	3,808	3,752	0	0
Total fees billed by Deloitte To above Funds	0	0	10,508	10,353	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees Billed by Deloitte
To MFS and MFS Related Entities of MFS Mid Cap Growth Fund*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS U.S. Government Money Market Fund*	0	0	0	0	5,390	5,000

	Aggregate Fees for Non-audit Services
	2017	2016
Fees Billed by Deloitte
To MFS Mid Cap Growth Fund, MFS and MFS Related Entities#	851,560	76,879
To MFS U.S. Government Money Market Fund, MFS and MFS Related Entities#	848,668	74,030

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2017	2016	2017	2016	2017	2016
Fees Billed by E&Y
To MFS Blended Research Emerging Markets Equity Fund	0	0	9,771	9,613	1,002	2,001
To MFS Blended Research Global Equity Fund	0	0	10,871	9,613	1,002	2,001
To MFS Blended Research International Equity Fund	0	0	9,771	9,613	1,017	2,003
To MFS Global New Discovery Fund	0	0	8,734	8,591	1,010	1,010
Total fees billed by E&Y To above Funds	0	0	39,147	37,430	4,031	7,015

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2017	2016	2017	2016	2017	2016
Fees Billed by E&Y
To MFS and MFS Related Entities of MFS Blended Research Emerging Markets Equity Fund*	1,603,983	1,612,499	0	0	99,450	99,446
To MFS and MFS Related Entities of MFS Blended Research Global Equity Fund*	1,603,983	1,612,499	0	0	99,450	99,446
To MFS and MFS Related Entities of MFS Blended Research International Equity Fund*	1,603,983	1,612,499	0	0	99,450	99,446
To MFS and MFS Related Entities of MFS Global New Discovery Fund*	1,603,983	1,612,499	0	0	99,450	99,446

	Aggregate Fees for Non-audit Services
	2017	2016
Fees Billed by E&Y
To MFS Blended Research Emerging Markets Equity Fund, MFS and MFS Related Entities#	1,886,206	1,874,159
To MFS Blended Research Global Equity Fund, MFS and MFS Related Entities#	1,887,306	1,874,159
To MFS Blended Research International Equity Fund, MFS and MFS Related Entities#	1,886,221	1,874,161
To MFS Global New Discovery Fund, MFS and MFS Related Entities#	1,885,177	1,872,146

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IV

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: October 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: October 17, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 17, 2017

*	Print name and title of each signing officer under his or her signature.